As filed with the Securities and Exchange Commission on April 30, 2008

Registration No. 33-10472

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (X)

Pre-Effective Amendment No.          (  )

Post-Effective Amendment No. 33     (X)
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940

Amendment No. 33 (X)

(Check appropriate box or boxes)

LONGLEAF PARTNERS FUNDS TRUST
(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.
6410 Poplar Avenue; Suite 900
Memphis, TN 38119
(Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code - (901) 761-2474

ANDREW R. McCARROLL, ESQ
Southeastern Asset Mgmt., Inc.
6410 Poplar Ave., Ste. 900
Memphis, TN 38119

(Name and address of agent for service)

     Approximate Date of Proposed Public Offering May 1, 2009

It is proposed that this filing will become effective (check appropriate box)

     ☑ on May 1, 2009 pursuant to paragraph (b) of Rule 485

     ☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     ☐ on May 1, 2008 pursuant to paragraph (a)(1) of Rule 485

     ☐ 75 days after filing pursuant to paragraph (a)(2) of Rule 485

     ☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     ☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

LONGLEAF PARTNERS FUNDS TRUST

PART A

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2009
LONGLEAF PARTNERS FUNDS®
Managed By:
SOUTHEASTERN ASSET MANAGEMENT, INC.®
6410 Poplar Avenue, Suite 900
Memphis, TN 38119
(800) 445-9469
www.longleafpartners.com
LONGLEAF PARTNERS FUND
Invests primarily in mid and large-cap U.S. companies believed to be significantly undervalued.
LONGLEAF PARTNERS SMALL-CAP FUND
Invests primarily in small-cap U.S. companies believed to be significantly undervalued.
(Closed to new investors)
LONGLEAF PARTNERS INTERNATIONAL FUND
Invests primarily in foreign companies believed to be significantly undervalued.
The Longleaf Partners Funds are registered with the Securities and Exchange Commission (SEC). That registration does not imply that the SEC endorses the Funds.
The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus contains important information about the investment strategies, risks, and fees of the Longleaf Partners Funds and should be be read carefully before making an investment. Please read it and keep it on hand for future reference.

You should be aware that the Funds:
•	Are not bank deposits;

•	Are not guaranteed, endorsed, or insured by any financial institution or governmental entity such as the Federal Deposit Insurance Corporation (FDIC);

•	May not achieve their stated goals.

RISK/RETURN SUMMARY
Principal Investment Strategy
Governing Principles. The Longleaf Partners Funds represent an investment partnership between all Fund shareholders and the employees and affiliates of the Funds’ manager, Southeastern Asset Management, Inc. (“Southeastern”), who together are among the Funds’ largest owners. The following principles govern this investment partnership:
•	We will treat your investment in Longleaf as if it were our own.

•	We will remain significant investors with you in Longleaf.

•	We will invest for the long term, while striving to maximize returns and to minimize business, financial, purchasing power, regulatory, and market risks.

•	We will choose our investments based on their discounts from our appraisals of their corporate intrinsic values, their financial strengths, their managements, their competitive positions, and our assessments of their future earnings potential.

•	We will concentrate our assets in our best ideas.

•	We will not impose loads, exit fees or 12b-1 charges on our investment partners.[1]

•	We will consider closing the Funds to new investors if closing would benefit existing shareholders.

•	We will discourage short-term speculators and market timers from joining us, the long-term investors in Longleaf.

•	We will continue our efforts to enhance shareholder services.

•	We will communicate with our investment partners as candidly as possible.
Philosophy. We are value investors. We view equity investments as ownership in a business enterprise. The Funds seek to achieve superior long-term performance by acquiring equity securities of growing, financially sound companies managed by capable, honorable individuals at market prices significantly below our assessment of their business values. We sell stocks when they approach our appraisals. We determine business or intrinsic value through financial analysis and

[1]	This principle does not preclude a redemption fee (payable to the Funds) for short term trades if the Funds’ Trustees determine a fee would be necessary or appropriate to discourage short-term speculators and market timers.

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established disciplines which we have consistently applied over 33 years. Equities purchased at prices substantially less than their intrinsic worth should protect capital from significant permanent loss and also should appreciate substantially if the market recognizes the company’s economic value.
Process. All of the Longleaf Partners Funds follow the same investment disciplines and appraisal methods. Our analysts, working as a team, seek competitively entrenched companies which can enhance their advantages and are operated by trustworthy, capable, shareholder-oriented managers. Generally, when the common stock is available at 60% or less of our conservative appraisals, and when the investment has been qualified, both quantitatively and qualitatively, we purchase a position for the Fund or Funds whose universe most closely fits the company.
Primary Investment Risks
That Apply To All Longleaf Funds
Market Fluctuation Risks. The Funds invest primarily in common stocks or securities convertible to common stocks. Equity investments are subject to declines in a company’s share price or in the overall stock market. The value of your investment in a Fund fluctuates daily with stock price movements, and upon redemption may be worth more or less than what you paid. Loss of money is, therefore, a risk of investing in the Funds.
We attempt to mitigate the risk of permanent capital loss by buying businesses only when they are selling at substantially less than our appraisals of their values and by having long holding periods for these securities. While the ability to hold shares through periods of volatility may protect long-term investors from permanent loss, there is a risk that investments may never reach what we believe are their true values, either because the market fails to recognize the value or because we misjudged it.
Business Ownership Risks. As partial owners of the companies in Longleaf’s portfolios, we face four main risks inherent in owning a business. First, the company’s operations must be successful. To minimize business risk, we look for companies with competitive advantages, which could include dominant market share, lowest cost structure, entrenched brand name, or similar qualities.
The second risk of owning a company is financial risk. To help ensure that a company can weather economic downturns and take advantage of opportunities, a company’s assets and cash flows should amply cover liabilities, annual working capital needs, and necessary capital expenditures.
A company’s third risk is whether it can control and mitigate cost increases. We prefer to own businesses with strong purchasing power and the ability to pass cost increases on to customers.

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A company faces a fourth risk to its long-term success if a regulatory agency can dictate its markets and profits. Longleaf limits its ownership of businesses with regulatory risk.
Non-Diversification Risks. The Funds are non-diversified under federal securities laws and each Fund generally invests in 15 to 25 companies. As a result, each holding will have a greater impact on a Fund’s total return, and a Fund’s share value could fluctuate more than if a greater number of securities were held in the portfolios.
We believe that limiting the number of our holdings lowers the risk of losing capital and improves the long-term return opportunity, because the portfolios contain our most qualified ideas. We strive to know the companies and their managements extremely well. Owning fewer companies also enables each company to have a meaningful impact on our investment results.
The Funds plan to comply with the diversification standards for mutual funds set forth in the Internal Revenue Code. Under these standards, each Fund could own as few as twelve securities, but generally will have 15 to 25 companies in its portfolio. At the end of each quarter, at least half of each Fund’s portfolio must be diversified so that within the diversified basket less than 5% of a Fund’s total assets are invested in any company and a Fund owns less than 10% of any company’s voting securities. The remaining half of a Fund’s portfolio may contain positions which are over 5% of assets and are greater than 10% of a company’s voting securities.
Liquidity Risks. We take relatively large ownership positions in some companies, and may purchase the same security for more than one Fund as well as Southeastern’s private account clients. A single Fund, or more than one Fund in combination with Southeastern’s private account clients, may own more than 5% of a company’s equity securities and may own up to 15% or more of some companies. Depending on market conditions and trading volume, disposing of such holdings could be more difficult than if the Funds and Southeastern’s other clients owned a smaller amount. Because selling a large position may take longer, a Fund may be more susceptible to price fluctuations.
Foreign Investment Risks. The Partners and Small-Cap Funds may invest up to 30% of assets in foreign securities, and the International Fund may invest all of its assets in foreign securities. Foreign investment risks sometimes include political and economic changes, foreign withholding taxes, exchange controls, confiscation, foreign governmental restrictions, differences in accounting standards, more limited availability of public information, and currency fluctuations. We try to mitigate these risks through careful analysis of the economic and regulatory conditions in each country where we own an investment.

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Currency Hedging Risks. We focus on absolute returns generated by the local market performance of the equities we purchase. We often hedge our economic exposure to foreign currency to reduce the impact of foreign currency movements on these returns. This policy impacts our relative performance versus a similar unhedged portfolio. The relative returns of hedged positions improve when the dollar strengthens and decline when the dollar weakens.
Effective currency hedging can offset fluctuations caused by differences between foreign and U.S. currencies, and can isolate the portion of a security’s price fluctuation attributed to capital appreciation or depreciation. Not all foreign currencies can be effectively hedged, and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market and currency movements, price volatility of the portfolio could increase. Currency hedging, considered separately, can result in losses, but these losses should be offset to an extent by gains in the U.S. dollar equivalent prices of the securities hedged.
Investment Objectives, Performance, Fees, And Expense Information
The following sections include specific information on each Fund’s investment objectives and policies, historical performance, and expenses of ownership.
The bar charts illustrate volatility by showing the variability of Fund returns from year to year over the last decade. The total returns for the best and worst quarters indicate the historic short-term risks and rewards of investing in each Fund.
The average annual returns for the cumulative periods ended December 31, 2008 compared with several unmanaged and unhedged market indices highlight the benefits of compounding through longer term investing, and illustrate the effects of averaging negative returns in some periods with positive returns in others. The “Inflation Plus 10%” calculation for the relevant time periods has been included with the comparative index to encourage investors to consider absolute as well as relative returns.
Each Fund’s particular investment objective and policies and the corresponding market conditions have affected performance during the reported periods. Historical returns illustrate how the Funds met the challenges of changing market conditions during prior periods. Past investment performance (before and after taxes) does not predict future performance and there is no assurance that we will achieve our investment objectives. See page 14 for an explanation of the after-tax calculations in the Fund performance sections which follow.

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LONGLEAF PARTNERS FUND
Initial Public Offering—April 8, 1987
Investment Objective—Long-term capital growth.
Investment Policy—The Partners Fund normally invests in the equity securities of a limited number of mid and large-cap companies, defined as those companies whose market capitalizations exceed the size of those companies we consider small cap (please see Longleaf’s definition of small cap on page 10). Most of these securities are listed on the major securities exchanges. Current income is not an objective.
The Fund may invest up to 30% of assets in foreign securities and may hold up to 15% of assets in non-registered or illiquid securities. If investments meeting the Fund’s criteria are not available, we may invest the Fund’s assets temporarily in obligations of the U.S. government and its agencies, or in other money market instruments.

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PAST FUND PERFORMANCE
Longleaf Partners Fund
Average Annual Total Returns
(for the periods ended December 31, 2008)

	1 Year	5 Years	10 Years
Return Before Taxes	(50.60)%	(7.86)%	1.10%
Return After Taxes on Distributions	(50.91)	(8.51)	0.07
Return After Taxes on Distributions and Sale of Fund Shares	(32.46)	(6.13)	0.92

Comparative Index
(reflects no deductions for fees, expenses, or taxes)
S&P 500 Index	(37.00)	(2.19)	(1.38)
Inflation Plus 10%	110.09	12.67	12.52
Fund Fees and Expenses
The following table shows the fees and expenses you may pay to buy and hold shares of the Partners Fund. We do not impose any front-end or deferred sales charges, and the Fund does not have a 12b-1 Plan.

Shareholder Transaction Fees and Expenses
(fees paid directly from your investment)		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees		0.76%
12b-1 Fees		None
Other Expenses		0.14
Administration	0.10
Other Operating Expenses	0.04
Total Annual Fund Operating Expenses		0.90%
Example of Fund Expenses. This example helps compare the cost of investing in the Partners Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. This information is for comparison purposes only and does not represent the Fund’s actual returns or expenses, which may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$92	$287	$498	$1,108

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LONGLEAF PARTNERS SMALL-CAP FUND
Initial Public Offering—February 21, 1989
(Closed to new investors since July 31, 1997)
Investment Objective—Long-term capital growth.
Investment Policy—The Small-Cap Fund normally invests at least 80% of net assets plus any borrowings for investment purposes in the equity securities, including convertible securities, of a limited number of companies whose market capitalizations at the time of purchase are considered small cap.
The Fund may also invest up to 30% of assets in foreign securities and may hold up to 15% of assets in non-registered or illiquid securities. Current income is not an objective.
Shareholders of the Small-Cap Fund will be provided with at least 60 days prior written notice of any change to the Investment Policy set forth above. The Board of Trustees may, however, change the definition of small cap without prior notice if it concludes such a change is appropriate. Currently, a company will be considered small cap if its market capitalization at the time of purchase is within the range of companies in the Russell 2000 Index, the S&P Small-Cap 600 Index, or the Dow Jones Wilshire US Small Cap Index during the most recent 12-month period (based on month-end data). This capitalization range will change over time. At March 31, 2009, the top of this range was $10.1 billion. If investments meeting the Fund’s criteria are not available, we may invest temporarily in obligations of the U.S. government and its agencies, or in other money market instruments.
Specific Risks of Investing in this Fund
Smaller companies may have more limited product lines, markets, and financial resources than larger companies. In addition, their securities may trade less frequently and in more limited volume than those of larger companies. Small-cap stocks may be more volatile than those of larger companies and, where trading volume is thin, our ability to dispose of such securities may be more limited.

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PAST FUND PERFORMANCE
Longleaf Partners Small-Cap Fund
Average Annual Total Returns
(for the periods ended December 31, 2008)

	1 year	5 years	10 years
Return Before Taxes	(43.90)%	(2.16)%	4.39%
Return After Taxes on Distributions	(44.21)	(3.88)	2.82
Return After Taxes on Distributions and Sale of Fund Shares	(28.15)	(1.34)	3.75
Comparative Index
(reflects no deductions for fees, expenses, or taxes)
Russell 2000 Index	(33.79)	(0.93)	3.02
Inflation Plus 10%	10.09	12.67	12.52
Fund Fees and Expenses
The following table shows the fees and expenses you may pay to buy and hold shares of the Small-Cap Fund. We do not impose any front-end or deferred sales charges and the Fund does not have a 12b-1 Plan.

Shareholder Transaction Fees and Expenses
(fees paid directly from your investment)		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees		0.78%
12b-1 Fees		None
Other Expenses		0.15
Administration	0.10
Other Operating Expenses	0.05
Total Annual Fund Operating Expenses		0.93%
Example of Fund Expenses. This example helps compare the cost of investing in the Small-Cap Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. This information is for comparison purposes only and does not represent the Fund’s actual returns or expenses, which may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$95	$296	$515	$1,143

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LONGLEAF PARTNERS INTERNATIONAL FUND
Initial Public Offering—October 26, 1998
Investment Objective—Long-term capital growth through investment primarily in the equity securities of international or foreign issuers.
Investment Policy—The International Fund normally invests at least 65% of total assets in the equity securities of international issuers domiciled or operating throughout the world, other than the United States.

The Fund does not limit the percentage of assets invested in any particular geographic region or country. We may invest a significant portion of assets in a single country, and may invest in both developed and emerging market countries. The Fund may also hold up to 15% of assets in non-registered or illiquid securities. If investments meeting the Fund’s criteria are not available, we may invest the Fund’s assets temporarily in obligations of the U.S. government and its agencies, or in other money market instruments.
Specific Risks of Investing in this Fund
The International Fund is designed for long-term investors who can accept international investment risk. Although world economies are increasingly integrated, market valuations vary with each country’s economic and political conditions. Movements in foreign securities markets and, to the extent not hedged, movements in foreign currencies where the Fund has exposure will affect the Fund’s price per share and returns. Because the Fund hedges portions of its portfolio against foreign currency exposure, its relative performance may differ from that of unhedged portfolios or indices.

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PAST FUND PERFORMANCE
Longleaf Partners International Fund
Average Annual Total Returns
(for the periods ended December 31, 2008)

	1 year	5 years	10 years
Return Before Taxes	(39.60)%	0.28%	7.57%
Return After Taxes on Distributions	(40.44)	(0.50)	5.95
Return After Taxes on Distributions and Sale of Fund Shares	(25.17)	0.42	6.02

Comparative Index
(reflects no deductions for fees, expenses, or taxes)

EAFE Index	(43.38)	1.66	0.80
Inflation Plus 10%	10.09	12.67	12.52
Fund Fees and Expenses
The following table shows the fees and expenses you may pay to buy and hold shares of the International Fund. We do not impose any front-end or deferred sales charges, and the Fund does not have a 12b-1 Plan.

Shareholder Transaction Fees and Expenses
(fees paid directly from your investment)		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees		1.44%
12b-1 Fees		None

Other Expenses		0.16
Administration	0.10
Other Operating Expenses	0.06
Total Annual Fund Operating Expenses		1.60%
Example of Fund Expenses. This example helps compare the cost of investing in the International Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. This information is for comparison purposes only and does not represent the Fund’s actual returns or expenses, which may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$163	$505	$871	$1,900

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Method of Calculation of Returns After Taxes
The after-tax returns shown in the tables depicting Past Fund Performance on pages 9, 11 and 13, were calculated under Securities and Exchange Commission rules using the following assumptions:
•	Distributions were reinvested after deducting the taxes due on the distributions.

•	Taxes due on distributions were calculated at the highest historical individual federal income tax rate for each taxable component of the distribution.

•	Holding periods were determined based on the actual purchase and distribution dates.

•	Short-term capital gain rates were applied to the sale of shares held for one year or less.

•	“Return After Taxes on Distributions” assumes you continue to hold your shares at the end of the period.

•	“Return After Taxes on Distributions and Sale of Fund Shares” assumes you sell your shares at the end of the period and pay applicable federal taxes.

•	The calculations do not include state or local taxes, the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the effects of alternative minimum tax. As a result, actual after-tax returns depend on an investor’s tax situation and may differ from those shown.

•	After-tax returns shown are not relevant to investors who are tax exempt or who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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DISCUSSION OF PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Additional Information on Types of Investments
Our Definition of International. A company will generally be considered international if organized or headquartered outside the United States. A business organized or headquartered in the U.S. may also qualify as international if at least 50% of its assets are outside the U.S. or 50% of its gross income is from non-U.S. sources. Similarly, a company organized or headquartered outside the United States may still be considered U.S. if its operations are primarily in the United States.
International Fund. At December 31, 2008, approximately 32% of the International Fund’s stocks were Japanese. This weighting in Japan is a result of individual stock selection, not a policy of concentrating in Japan. The Fund does not limit the percentage of assets invested in any particular geographic region or country. The International Fund’s current concentration in Japanese issuers may expose it to the risks of adverse social, political and economic events that occur in Japan or affect the Japanese markets, and could cause the Fund’s performance to be more volatile than that of more geographically diversified funds. Special risks associated with investments in Japanese companies could include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, the effect of company cross-ownership on trading markets, a lack of comprehensive company information, political instability, differing auditing or legal standards, and laws or regulations which may create restrictions on investments by non-Japanese owners.
The Fund may also invest in U.S. or foreign closed-end investment companies which invest in particular countries or regions when direct investments in those areas would be difficult or less liquid. When appropriate, the Fund may invest in foreign governmental and commercial bonds, and in other foreign money market instruments. The majority of investments will generally be in companies located in Canada, Australia, or the developed countries of Europe, the Far East, or South America.
How We Achieve Our Investment Objectives
Determining Business or Intrinsic Value. A company’s market price generally must be 60% or less of our appraisal to qualify for investment. Our research team appraises businesses by studying financial statements, regulatory information, trade publications, and other industry and corporate data, and by talking with corporate management, competitors, and suppliers.

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We use two primary methods of appraisal. The first assesses the company’s liquidation value based on the current economic worth of corporate assets and liabilities. The second method determines the company’s ongoing value based on its ability to generate free cash flow after required capital expenditures and working capital needs. We calculate the present value of the projected free cash flows plus a terminal value, using a conservative discount rate. Our appraisal should represent the price that rational, independent buyers and sellers would negotiate in an arms length sale. We then check our appraisals against our data base of comparable historic transactions.
Other Investment Criteria. In addition to significant undervaluation, we also look for the following when selecting investments:
•	Good Business. A number of qualities characterize an attractive business. First, we must be able to understand both the fundamentals and the economics of a business. Second, a strong balance sheet helps protect a company during slow economic times and enables a business to seize opportunities when they arise. Third, a sustainable competitive advantage in market share, dominant brands, cost structure, or other areas, helps ensure the strength and growth of a company. Fourth, a business must be able to generate and grow free cash flow from operations. Finally, pricing power enables a company to pass cost increases to consumers rather than absorbing them in lower margins.

•	Good People. Managements of the businesses we own should have four primary qualities. They should be capable operators who can run the business profitably. They should be capable capital allocators who will build shareholder value through wisely reinvesting the free cash flow that the business generates. They should be shareholder oriented in their actions and decisions. They should have the proper incentives with much of their net worth tied to the company’s results.
Although a company may not meet all the investment criteria above, we must be convinced that significant unrealized value is present before making an investment.
Allocation of Investment Ideas. When a company qualifies for purchase, we generally allocate small-cap stocks to the Small-Cap Fund, foreign names to the International Fund, and mid and large-cap stocks to the Partners Fund, although more than one Fund may own a single security. For example, an overseas company might be in both the International Fund and Partners Fund. If the Fund most closely aligned with a security is fully invested or otherwise unable to buy a position, another Fund might purchase that security.
How Companies Reach Intrinsic Value. We generally sell a holding when its market price reaches our appraisal. Undervalued businesses may reach their intrinsic worth in several ways.

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•	Market Realization. Over time the market may recognize the business’s true value. As companies with strong management and true earnings power report better earnings, the price of the stock generally rises.

•	Mergers and Acquisitions. Undervalued companies often attract acquirors, or large owners may seek a buyer.

•	Management Buy-Outs. Corporate management may obtain funding to buy out shareholders and take the company private.

•	Liquidations. A company may partially or fully liquidate its assets or operations through spin-offs of subsidiaries or sales of a portion of the business.

•	Share Repurchase Programs. When a company’s stock is undervalued, repurchasing outstanding shares increases value per share. If repurchasing shares is the capital allocation choice with the highest return, management can grow the value of the business and shrink the number of owners sharing the returns.
Portfolio Turnover. We are long-term owners, not traders or speculators. Generally, our time horizon when purchasing a company is three to five years. We will hold the stock as long as a margin of safety exists between price and value, and we remain confident in management’s ability to create additional value.
Annual portfolio turnover for the past three years has ranged from approximately 15% to approximately 44% across the Funds, and is usually well below 50%. There are no limits on portfolio turnover, however, and we sell portfolio holdings whenever we believe that sales would benefit Fund shareholders.
Other Investments. All Funds may invest a portion of assets in cash equivalents and a wide variety of securities other than common stock, including preferred stock, debt securities, warrants, puts, calls, options, financial futures, and combinations of these instruments. Current income is not an objective.
Cash Reserves. Normally, cash reserves and money market instruments do not exceed 15% of net assets. If, however, we have difficulty finding qualifying investments, all or any portion of Fund assets may be held in cash reserves until we can find securities that meet our investment criteria. As a result, there may be periods when the percentage of securities qualifying as “small cap” or “international” fall below the normal levels described in the investment policies of the Small-Cap and International Funds. Holding cash reserves can penalize short-term performance in rising markets, but during market declines cash allows us to purchase securities at discounted prices. Previously when cash has risen to over 20% for a prolonged period and inflows have continued to increase, we generally have closed the affected Funds. While we may hold any portion of assets in cash reserves for temporary defensive purposes during adverse market, economic or political conditions, such conditions generally create opportunities for us to put excess cash to work.

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Other Risks of Investing Which Apply To All Funds
The primary risks of investing in the Longleaf Partners Funds appear on pages 5-7 of this Prospectus. Those risks include general market conditions, business ownership, non-diversification, possible limited liquidity, foreign market, and foreign currency hedging risks. Other risks include the following:
Puts, Calls, Options, Short Sales, Swaps and Financial Futures. The Funds may invest selectively in a wide variety of put and call options, financial futures, swaps, combinations of these techniques, and in other similar financial instruments and may engage in short sales. Generally, these investments or techniques are used for hedging purposes or as an alternative to owning the underlying security. When used in conjunction with each other, these techniques can reduce market risks. If used separately, these instruments or techniques have risks. Gains on investments in options and futures and on short sales depend on correctly predicting the direction of stock prices, interest rates, and other economic factors. If these instruments do not perform as we anticipate, or if a Fund were not able to close out its position, a significant loss could occur. With respect to swaps and other derivative contracts, the Funds also bear the risk of loss of the amount expected to be received under the contract in the event of default or bankruptcy of a derivative counterparty.
Restricted and Illiquid Securities. Each Fund may hold up to 15% of its net assets in unregistered and not readily marketable securities. Restricted or non-registered securities may be sold only in privately negotiated transactions or in limited amounts under other exemptions. A Fund might have to pay the registration expenses to sell such a position. When the securities are not saleable, adverse market conditions could lower the eventual sale price.
Bonds and Fixed Income Securities. The Funds may invest up to 15% of assets (at the time of purchase) in both investment and non-investment grade corporate and governmental bonds. High yield or non-investment grade bonds (also known as “junk bonds”) are more risky than investment grade securities. They may be less sensitive to interest rate changes, but may be more sensitive to economic downturns or adverse corporate developments.
More detailed information on investments and investment techniques appears in the Statement of Additional Information.

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PORTFOLIO MANAGEMENT AND FUND OPERATIONS
Investment Adviser. Southeastern Asset Management, Inc. (“Southeastern”) is the Funds’ investment adviser. Formed in 1975, the firm has over 33 years of experience managing securities portfolios for institutional investors and individuals. Located in Memphis, Tennessee, Southeastern managed more than $23 billion in private account and mutual fund assets at December 31, 2008.
Southeastern Asset Management International (UK) Ltd. (“Southeastern UK”), located at 37 Upper Brook Street, London, UK, W1K7QL, is a UK limited company 100% wholly owned by Southeastern. Southeastern UK serves as an investment subadviser to provide international research and client services. Southeastern UK was formed with existing employees of Southeastern and began operation in November 2007, after receiving SEC and FSA authorization. Southeastern pays all fees associated with Southeastern UK, and Southeastern remains the party responsible for managing the Funds. Appointment of Southeastern UK will not change the nature or level of service received by each of the Funds.
Code of Ethics. To align our interests with those of shareholders and prevent conflicts of interest, our Code of Ethics requires all employees and their spouses to limit their investments in publicly offered equity securities to shares of the Longleaf Partners Funds, unless granted prior clearance for other securities transactions. Employees must report their personal securities transactions quarterly. Any material violation of the Code of Ethics is reported to the Boards of the Funds. The Boards also review the administration of the Code of Ethics annually, and Trustees must obtain clearance before making purchases of publicly offered equity securities to avoid conflicts of interest. The Code of Ethics also prohibits market timing and selective disclosure of portfolio holdings.
Disclosure of Portfolio Holdings. The Funds’ policies and procedures related to disclosing Fund portfolio securities is included in the Statement of Additional Information, which is available without charge upon request by calling (800) 445-9469, option 1, or by visiting our website, www.longleafpartners.com.
Management Services. Southeastern manages the securities portfolios of the three Longleaf Partners Funds under an Investment Counsel Agreement initially effective in 1987. Southeastern also serves as Fund

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Administrator, providing administrative, business, legal and compliance services. The Funds are responsible for payment of all direct operating expenses, such as custodian and transfer agent fees, Trustees’ fees, professional fees of outside lawyers and accounting firms, registration fees, trade association dues, printing, postage, insurance premiums, costs of outside pricing vendors, and the costs of computer programs dedicated to Fund operations.
Advisory and Administration Fees. The Funds pay Southeastern the following annual fees as a percentage of average net assets for the services rendered:

	Investment Counsel		Administration
	Fee		Fee
		Actual	Actual
	Stated Fee	2008 Fee	2008 Fee
Partners Fund	1.00% on first $400 million in average net assets; 0.75% on balance	0.76%	0.10%

Small-Cap Fund	1.00% on first $400 million in average net assets; 0.75% on balance	0.78%	0.10%

International Fund	1.50% on first $2.5 billion in average net assets; 1.25% on balance	1.44%	0.10%
All of the Funds have a contractual expense limitation included in their investment counsel agreements with Southeastern, requiring Southeastern to reduce its fees to the extent necessary to limit normal annual operating expenses to a stated percentage of average net assets per annum, excluding interest, taxes, brokerage commissions, and extraordinary expenses. The investment counsel and fund administration fees are included in normal operating expenses. Shareholder approval is required to amend or remove these expense limitations. The expense limitation for the Partners and Small-Cap Funds is 1.50% of average net assets annually; the expense limitation for the International Fund is 1.75% of average net assets annually. A discussion of factors considered by the Boards of Trustees in electing to renew the Investment Counsel and Fund Administration Agreements with Southeastern is contained in Longleaf’s Annual Report, which is available without charge upon request by calling (800) 445-9469, option 1, or by visiting our website, www.longleafpartners.com.

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Portfolio Managers. The individuals identified as portfolio managers are senior members of the Southeastern’s research team, which is responsible for stock selection. Portfolio managers oversee the structuring of portfolios for consistency with Fund guidelines and regulatory requirements. The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager, and each portfolio manager’s ownership of Fund securities.

Name, Title, and Years	Fund Portfolio
with Southeastern	Responsibility	Funds
O. Mason Hawkins Chairman of the Board and	Co-Portfolio Manager	All
C.E.O. Since 1975

G. Staley Cates President	Co-Portfolio Manager	All
Since 1986

E. Andrew McDermott, III Vice President –Investments	Co-Portfolio Manager	International Fund
Since 1998 Chief Executive Officer, Southeastern Asset Management International (UK) Ltd. Since 2007
Team Approach. Day-to-day management of portfolios is a team effort, requiring the involvement of Southeastern’s full research staff as well as administrative support. Regarding research, Southeastern believes that each of its clients, including the Longleaf Partners Funds, should have the full benefit of Southeastern’s skill and experience. Each analyst is a generalist, charged with producing ideas for any portfolio in any industry or country. Once an idea is generated, it faces the scrutiny of the full research team, and must qualify under Southeastern’s strict investment criteria. No investment is approved unless the concerns of each analyst on the team have been addressed. This team approach reinforces Southeastern’s disciplines, as it requires each team member to participate in the analysis and evaluation of every analyst’s ideas. Once an idea has qualified for investment, the research team decides the Funds and/or categories of accounts for which an investment is appropriate.

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To monitor individual client guidelines, regulatory requirements, cash movements, and progress regarding purchases and sales of securities, portfolio managers work closely with Southeastern’s trading, legal, accounting, compliance, and client service functions. Portfolio managers receive routine reports from each of these departments to facilitate day-to-day management of portfolios, and to ensure that investment decisions are consistent with client mandates and regulatory requirements.
Fund Operations. Each Fund has a separate Board of Trustees which oversees all operations of the particular Fund. The same Trustees serve all three Funds. 75% of the Trustees are independent of and not affiliated with Southeastern. The investment and administrative functions for each Fund are performed or supervised by the officers and employees of Southeastern under investment advisory and fund administration agreements with each of the Funds. Information on employment experience and educational backgrounds of the Funds’ Trustees appears on the following pages.
Audit Committee. Mr. Deloach serves as Chairman of the Audit Committee, which is composed of Messrs. Carpenter, Connell, Deloach, Melnyk, Ray, and Steger. All members of the Audit Committee are classified as independent or “non-interested” Trustees. The Audit Committee has adopted a Charter, and holds private meetings each year with representatives of the audit firm.

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Board of Trustees
O. Mason Hawkins, CFA*, Trustee and Co-Portfolio Manager.
Founder, Chairman and CEO, Southeastern Asset Management, Inc. (since 1975).
Education: B.S.B.A., Finance, University of Florida, 1970; M.B.A., University of Georgia, 1971.
Margaret H. Child*, Trustee.
Marketing Consultant since 2005. Chief Marketing Officer, Bingham McCutchen, LLP (1999-2004) (an international law firm); Director of Marketing, Arthur Andersen L.L.P. (accounting firm), Atlanta, GA office (1998-1999), Memphis, TN office (1991-1998).
Education: B.A., Harvard College of Harvard University, 1978.
Chadwick H. Carpenter, Trustee.
Private investor and consultant since 1997. Previously, Senior Executive Officer at Progress Software Corporation (software development for commercial applications), Bedford, MA (1983-1997).
Education: B.S., Electrical Engineering, Massachusetts Institute of Technology, 1971; M.S., Electrical Engineering, Massachusetts Institute of Technology, 1972.
Daniel W. Connell, Jr., Trustee.
Private Investor since 2006. President and CEO, Twilight Ventures, LLC (investment holding company) (2005-2006); Senior Vice President—Marketing, Jacksonville Jaguars, Ltd. (National Football League franchise), Jacksonville, FL (1994-2004); Chairman, Jacksonville Chamber of Commerce (1997); Commissioner, Jacksonville Economic Development Commission; Advisory Director, First Union National Bank of Florida.
Education: B.S.B.A., University of Florida, 1970.

*	Mr. Hawkins is a director and officer of Southeastern, which pays his compensation, and is deemed to be a Trustee who is an “interested” person as defined in Section 2(a)(19) of the Investment Company Act of 1940. Ms. Child is not affiliated with and receives no compensation from Southeastern. She performs certain administrative and operational functions for the Funds in Massachusetts, their state of organization, and accordingly could be deemed to be “interested.”

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Rex M. Deloach, Trustee.
President, Financial Insights, Inc. (financial consulting and litigation support), Oxford, MS (since 2002); Vice President, The Oxford Company (private land and timber investments), Oxford, MS (since 1994).
Education: B.B.A., University of Memphis, 1963.
Steven N. Melnyk, Trustee.
Senior Vice President, SI Holdings, Inc., an affiliate of Stephens, Inc., since 2009; Real Estate Development, The Sea Island Company (2005-2009); Private investor and consultant (since 1997). President, Riverside Golf Group, Inc. (design, construction and operation of golf courses), Jacksonville, FL (1987-Present); Golf commentator and sports marketing executive, ABC Sports (1991-2004); Founding director and former Chairman, First Coast Community Bank, Fernandina Beach, FL.
Education: B.S.B.A., Industrial Management, University of Florida, 1969.
C. Barham Ray, Trustee.
Private Investor and Consultant since 2008. Partner, SSM Corporation (venture capital firm), Memphis, TN (1974-2007); Director, Financial Federal Savings Bank, Memphis, TN.
Education: B.A., Vanderbilt University, 1968; M.B.A., University of Virginia, 1973.
Perry C. Steger, Chairman of the Board.
President, Steger & Bizzell Engineering, Inc. (consulting civil engineering firm) Austin, TX (since 2003; project manager 1984-1990);
Director of Product Strategy, National Instruments, Inc. (measurement and automation products), Austin, Texas (1996-2003). Founded Georgetown Systems, Inc. to develop and market industrial automation software, which was acquired by National Instruments, Inc. in April 1996.
Education: B.S., Civil Engineering, University of Texas, 1984.

Supplemental information about the members of the Boards of Trustees appears in the Statement of Additional Information, a separate document, which can be obtained without charge by calling (800) 445-9469, option 1, or on our website at www.longleafpartners.com.

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SHAREHOLDER MANUAL
General Information
Funds Closed to New Investors. The Small-Cap Fund is closed to new shareholders unless you meet one of the exceptions outlined on page 30. The Funds are not for offer or sale in jurisdictions outside the United States where such offer or sale would not be lawful.
Minimum Initial Investment. The minimum initial investment for each account is $10,000. Exceptions to the investment minimum are outlined on page 30. Other than our $100 minimum for automatic monthly investment plans, there is no minimum amount required for subsequent investments. All purchases are subject to acceptance, and we may reject purchases to protect other shareholders.
Transfer Agent. PNC Global Investment Servicing (“PNC GIS”) of Westborough, Massachusetts, handles all shareholder purchases, redemptions and account changes. Please direct your requests and questions about your account to PNC GIS at (800) 445-9469, option 0. Southeastern Asset Management, Inc. (“Southeastern”) does not process transactions and will forward any account maintenance correspondence and transaction instructions received in Memphis to PNC GIS. These items will be processed when they are received by PNC GIS.
Account Access Information. You may obtain personal account information on the Funds’ website, www.longleafpartners.com, by calling our automated information line, (800) 445-9469, option 3, or by calling our shareholder services associates at (800) 445-9469, option 0.
Market Timing and Short-term Trading. The Funds do not knowingly permit short-term trading or market-timing. The Funds are intended for long-term investors. Frequent trading into or out of a Fund may harm the Fund’s performance by disrupting portfolio management strategies, by increasing expenses or by diluting the value of fund shares held by long-term shareholders. Accordingly, if you engage in short-term trading of Fund shares (whether you hold Longleaf directly or through an intermediary) a Fund may suspend or terminate your ability to make further purchases.
The Funds’ Trustees have established policies and procedures designed to reduce the impact of excessive trading and market timing on the Funds. These procedures require monitoring the trading activity of the Funds on a regular basis and the use of fair value pricing. Longleaf, in its sole discretion, may consider it a violation of the excessive trading policy if you sell shares within 30 days of a purchase or enter into a series of transactions indicative of an excessive trading pattern. In such instances, the Funds may temporarily or permanently bar your future purchases in that Fund or all the Funds. A Fund may consider a

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shareholder’s history in any Fund, including trading history in other accounts under common ownership or control, in determining whether to stop purchases on an account.
In addition, Longleaf discourages short-term speculators by reviewing trading activity for substantial redemptions or exchanges within six months of purchase. Substantial redemptions or exchanges within six months of purchase may result in the rejection of future purchases in that Fund or all the Funds within the next six months. The determination of what is “substantial” is made solely by Longleaf. Thus, even if you are not a literal “market timer” trying to take advantage of time zone differences and potential pricing inefficiencies, if your investment horizon is not long term (at least six months), then you should not buy Longleaf.
Certain non-discretionary transactions (such as routine monthly investment or withdrawal) and exceptional circumstances (such as medical emergency, other hardship) may fall outside Longleaf’s short-term trading prohibitions, but Longleaf will make such determinations in its sole discretion, and reserves the right to reject any purchase to protect long-term shareholders. The Trustees may alter these policies and procedures without prior notice to shareholders.
Fair Value Pricing. The Board of Trustees has adopted procedures to fair value each Fund’s securities when market prices are not “readily available” or are unreliable (see How Fund Shares are Priced). For example, a Fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by company news or any other events occurring after the close of the security’s primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each Fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a Fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to ensure that the prices at which the Fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. Each Fund makes fair value determinations in good faith in accordance with the Fund’s valuation procedures, but there is a risk that the fair value may be higher or lower than the value a Fund would have received if it had sold the security.
Trade Activity Monitoring. The Funds monitor trading activity on a daily basis for transactions that violate our short-term trading policies. We may restrict any account whose pattern of trading activity appears to be inconsistent with long-term shareholder interests, and a single transaction that violates our policies, if detected, could result in placement of a restriction on your account. Certain non-discretionary transactions (such as routine monthly investment or withdrawal) and

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exceptional circumstances (such as medical emergency, other hardship) may fall outside Longleaf’s short-term trading prohibitions, but Longleaf will make such determinations in its sole discretion, and reserves the right to reject any purchase to protect long-term shareholders.
Intermediaries. While Longleaf monitors for frequent trading activity and will not knowingly permit such activity in the Funds, certain accounts sometimes referred to as omnibus accounts include multiple investors whose transactions are netted against one another before an order is placed with the Funds. The netting effect in these accounts makes identifying and eliminating market-timers more difficult. Pursuant to SEC Rule 22c-2, the Funds have made contractual arrangements with intermediaries to require cooperation to help stop frequent trading, but it is possible frequent trading may still occur in these accounts. Where it appears that frequent trading activity may be occurring in an omnibus account, Longleaf will work with intermediaries to stop frequent trading, and reserves the right to impose restrictions on individual traders in omnibus accounts, or the entire account, if an intermediary is not effective in policing timing activity.

Redemption Fee. Despite our efforts to stop frequent trading, it may still occur. If deemed necessary or appropriate by the Funds’ Trustees, Longleaf may impose a redemption fee (payable to the Funds) to deter short-term speculators and market timers. Shareholders will be provided advance notice and a supplement to this Prospectus if the Funds choose to impose a redemption fee.
Anti-Money Laundering Regulations. As part of the Funds’ legal responsibility for the prevention of money laundering, Southeastern and the Funds’ service providers require a detailed verification of the identity of shareholders, and individuals with authority or control over an account opened by entities such as corporations, partnerships, and trusts.

Prior to an account being opened, the Funds must have certain information such as name, street address, date of birth, and U.S. taxpayer identification number (the “Identifying Information”). In the case of an account opened by an entity, we also require copies of certain organizational documents.
A delay or failure to produce the Identifying Information or required documentation will render the application “not in good order,” and no purchase will be allowed until the requested information has been received. When the Identifying Information or documentation has been supplied and the application is in good order, the Funds will process the application and initiate procedures to verify the shareholder’s identity. If the Funds cannot verify a shareholder’s identity, further purchases will be disallowed and that account may be closed. If the account is closed, the shareholder will receive proceeds based on the next calculated net asset value of the Fund(s) in which the shareholder invested. The Funds, by written notice to a shareholder, may suspend the payment of withdrawal proceeds if necessary to comply with anti-money laundering regulations applicable to the Funds, Southeastern or any of the Funds’ service providers. In addition, the Funds will share the identity of

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shareholders with federal regulators if required to do so by law and may report a failure to verify a shareholder’s identity with federal authorities in accordance with applicable law. The Funds, Southeastern, and the Funds’ service providers reserve the right to implement additional policies and procedures to detect and prevent money laundering.
Privacy Of Personal Information
The Longleaf Partners Funds collect nonpublic personal information about our shareholders from the following sources:
•	Information on applications or other forms, such as name, address, age, and social security number; and

•	Information about Longleaf transactions, such as purchase and redemption activity and account balances.
We restrict access to nonpublic personal information to service providers involved in administering and servicing Longleaf accounts. Otherwise, we do not disclose nonpublic personal information about our present or former shareholders to third parties, except as permitted by law. We and our service providers maintain physical, electronic and procedural safeguards in accord with federal regulations to protect the nonpublic personal information of Longleaf shareholders.
If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your nonpublic personal information would be shared with non-affiliated third parties.
How To Open A New Account
Checks and wire transfers for investments received by the transfer agent in good order before the close of the New York Stock Exchange are processed at that day’s closing price. Investments received after the close of the Exchange are priced at the next business day’s closing price.
The Funds cannot accept post dated checks, third party checks, money orders, credit card convenience checks, or checks drawn on a foreign bank, nor can the Funds hold investments to be processed at a later date. Cashiers checks must include the shareholder’s name.
By Check:
•	Complete and sign the application. Be sure to provide all data labeled “REQUIRED.”

•	Make check payable to “Longleaf Partners Funds.”

•	Indicate on account application and check the amount to be invested in each Fund.

•	Send application and initial investment to:

By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P. O. Box 9694	c/o PNC Global Investment
Providence, RI 02940-9694	Servicing
101 Sabin Street
Pawtucket, RI 02860
(508) 871-8800

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Items delivered to the P.O. Box are not deemed “received” until they arrive at PNC GIS for processing. Time critical items requiring proof of receipt should be sent to the Pawtucket, RI address.
By Wire Transfer:
•	Call the Funds at (800) 445-9469 (option 0) to obtain information on establishing a new account.

•	After providing the original application and all required documentation in good order, you will be provided with a new account number.

•	Using your new account number, instruct your bank to wire funds as follows:

PNC Bank Pittsburgh, PA ABA #031000053 PNC Account: 8606905185 Identify the Fund:
A07 PF 133 – Partners A07 SC 134 – Small-Cap A07 IN 136 – International
For credit to: (your name as account is registered)

Shareholder account #: (your account number)

•	PNC GIS will not process wire transfers without a Fund identifier and shareholder account number. If your instructions are not in good order, your purchase may be delayed or your wire may be returned.
Individual Retirement Accounts. Please request an IRA Application Kit to open a Traditional IRA, Roth IRA or SEP. The kit contains an explanation of tax considerations, information on the Trustee, and instructions for opening your retirement account. The minimum initial investment for an IRA account is $10,000. The minimum is usually satisfied primarily by transferring funds from an existing IRA or qualified retirement plan.
Additional Investments
There is no minimum required for subsequent investments, unless you have requested automatic monthly investment, for which the minimum is $100.
By Check. Send your check with the remittance stub from your account statement or with an instruction letter to our transfer agent, PNC GIS. Your communication must contain name, address, and account number. Designate on your check and remittance stub the particular Fund(s) in which you are investing. The Funds cannot accept post dated checks, third party checks, money orders, credit card convenience checks or checks drawn on a foreign bank.
By Wire Transfer. Follow the wire instructions shown previously. Be sure to include your Fund and Account number on your wire.
By Telephone and Electronic Transfer. You may establish electronic transfer capabilities on your account application or by sending written instructions to our transfer agent. You must include a voided check.

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You may purchase shares of the Funds by calling the transfer agent at (800) 445-9469, option 0, to initiate an electronic transfer from your bank account. Electronic transfers can only be made from bank checking accounts and not from Money Market Funds or other financial accounts. Your purchase price will be the net asset value computed on the next business day following your telephone purchase request. Your initial investment cannot be made by electronic transfer.
By Automatic Monthly Investment. You may establish an automatic monthly investment of $100 or more by completing the designated section on your account application or by sending written instructions with a Medallion Signature Guarantee to our transfer agent. You must include a voided check with your request. We do not charge a fee for this service. Consult your banking institution about any fees that it may charge. Electronic transfers can only be made from bank checking accounts and not from Money Market Funds or other financial accounts. Transfers will occur on the business day on or about the 21st of each month. You can stop or change the amount of your automatic monthly investment by calling us at (800) 445-9469, option 0. If stopped, you can restart your monthly investment by calling us at (800) 445-9469, option 0, within 6 months of the time your automatic investment was stopped. You must send written instructions to make other changes to your automatic investment or to restart your automatic investment if it has been stopped for more than 6 months.
Certificates. If you would like to receive Fund share certificates for your investments, you must send a written request with a Medallion Signature Guarantee to our transfer agent. Your certificates will not be issued until 15 days after your purchase unless the shares were purchased through a wire transfer. You cannot redeem certificated shares until the certificates have been returned to the transfer agent. If you lose your certificates, you will need to purchase a lost certificate surety bond.
Returned Checks or Rejected Transfers. You are responsible for any expenses or losses incurred by the Funds if your check is returned or your electronic transfer order is rejected by your bank for any reason, including insufficient funds or a stop payment request. These expenses and losses include additional custodial and transfer agent fees as well as any loss the Funds incur on the cancellation of the shares issued for your account. If you are an existing shareholder, the Funds may collect these losses by redeeming the necessary amount from your account and may reject future purchases.
Exceptions To Investment Minimum And Closed Funds
Prior Approval for Exceptions. Approval for exceptions must be obtained by calling Southeastern at (901) 761-2474 prior to making your investment. We reserve the right to make additional exceptions or otherwise modify these exceptions at any time and to reject any investment for any reason.
Exceptions to $10,000 Investment Minimum. The following investors may open a new account in any open Fund with an initial investment of less than $10,000:

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•	Family members of shareholders who have at least $250,000 invested in one of the Longleaf Partners Funds may open one or more accounts in the same Fund for a $5,000 initial investment.

•	Employees of Southeastern and their family members and employees of Longleaf service providers may open new accounts with a $1,000 initial investment.
Closed Fund Exceptions. The Small-Cap Fund closed to new investors on July 31, 1997. The following investors may open new accounts in a closed Fund for an initial investment of $10,000 if approved by Southeastern:
•	Existing shareholders in a closed Fund and their immediate family members may open accounts in the same Fund. For this purpose, an immediate family member is your spouse or minor child.

•	Individual financial advisors and consultants who have maintained accounts in a closed Fund since its closing date may add new clients to that Fund.

•	Institutions and affiliates of institutions having an investment advisory relationship with Southeastern of at least $25,000,000.

•	Employees of Southeastern and their family members and employees of Longleaf service providers may open new accounts.
If you redeem your account in a closed Fund below the minimum initial investment amount of $10,000, you will not be allowed to make further investments unless that Fund reopens.
How To Redeem Shares
You may withdraw any portion of your account in a share or dollar amount at any time. We will send your redemption proceeds within one week of receipt of your redemption request in good order. To allow the Fund to plan for large redemptions in an orderly manner, we request that you notify us of anticipated redemptions of $1,000,000 or more at least 5 business days before sending the formal redemption request. We must have received a completed and signed account application or W-9 form before releasing your redemption proceeds.
Redemption and Exchanges By Telephone. Investors who have established telephone redemption and exchange privileges may redeem or make exchanges of up to $100,000 over the telephone. Telephone redemptions may not be made from IRA accounts. Accounts with address change requests within the last 30 days must submit written redemption instructions with a Medallion Signature Guarantee. The following procedures are applicable:
•	You may establish telephone redemption and exchange privileges when completing the account application or you may request the service by sending a written request to our Transfer Agent.

•	Call (800) 445-9469, option 0, if you have established telephone redemption and exchange privileges on your account.

•	Exchanges into new accounts must meet the $10,000 minimum and any closed fund exceptions.

•	Proceeds of redemptions will be sent only to the address of record or in accordance with previously established bank instructions.

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•	Calls received before the close of the New York Stock Exchange receive that day’s price.

•	Calls received after the close of the New York Stock Exchange receive the next day’s price.

•	The Funds may not hold a redemption request to be processed at a later date.
Please retain the confirmation number assigned to your telephone redemption or exchange as proof of your trade. You cannot change or cancel a telephone redemption or exchange request after the transaction has been placed. The transfer agent employs reasonable procedures to confirm that instructions received by telephone are genuine. When these procedures are followed, the Funds and the transfer agent are not liable for losses caused by such instructions. The Fund reserves the right to revise or terminate telephone redemption and exchange privileges at any time.
Redemptions By Letter. The following information must be included in a redemption request:
•	Your account number;

•	Fund identification:
A07 PF 133 – Partners A07 SC 134 – Small-Cap A07 IN 136 – International
•	The amount of the redemption, specified in either dollars or shares;

•	The signatures of all owners, exactly as they are registered on the account;

•	Medallion Signature Guarantees are required for the following: redemptions over $100,000; if the proceeds will be sent to a destination not previously established on the account; or you are requesting a certificate to be issued. In addition, your Medallion Signature Guarantees must have the appropriate “prefix” covering the amount of your redemption request. Please see page 33 for additional information regarding Medallion Signature Guarantees.

If your Medallion Signature Guarantees is not in good order, your transaction will be delayed;

•	Fund Certificates, if any have been issued for the shares being redeemed;

•	Other supporting legal documents that may be required in cases of estates, corporations, trusts and certain other accounts.
Please call our transfer agent at (800) 445-9469, option 0, if you have questions about these requirements.
Redemption requests and required documentation should be sent as follows:

By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o PNC Global Investment
Providence, RI 02940-9694	Servicing
101 Sabin Street
Pawtucket, RI 02860
(508) 871-8800

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Items delivered to the P.O. Box are not deemed “received” until they arrive at PNC GIS for processing. Time critical items requiring proof of receipt should be sent to the Pawtucket, RI address.
Distributions and transfers from IRA accounts are subject to additional requirements. Please obtain our “Retirement Account Distribution Form,” “IRA Transfer & Conversion Form,” or consult your tax advisor when redeeming from your retirement account.
Automatic Withdrawals. You may establish automatic withdrawals from your account by sending written instructions to the transfer agent. You may request withdrawals monthly, quarterly, semi-annually or annually. Withdrawals will be processed on or about the 21st day of the month they are scheduled to occur. You can stop or change the amount of your automatic withdrawal by calling us at (800) 445-9469, option 0. If stopped, you can restart your automatic withdrawal by calling us at (800) 445-9469, option 0, within 6 months of the time your systematic withdrawal was stopped. You must send written instructions to make other changes or to restart these withdrawals if it has been stopped for more than 6 months.
Collected Funds. Whether you are redeeming by telephone or in writing, the Funds must have received payment for the shares you are redeeming. The transfer agent will send payment for the amount of your redemption covered by collected funds. Any portion of a redemption request not covered by collected funds may be delayed for up to 15 days from the date of purchase, or until your check has cleared, to ensure that collected funds have been received.
Redemption Price and Fees. Your redemption price will be the net asset value per share at the next market close after the receipt of your redemption request in good order. The redemption price may be more or less than the shares’ original cost. If deemed necessary or appropriate by the Funds’ Trustees, Longleaf may impose a redemption fee (payable to the Funds) to deter short-term speculators and market timers.
Account Changes. You may change the address on your account by calling us at (800) 445-9469, option 0, or while accessing your account information on our website at www.longleafpartners.com, or by sending a written request to our transfer agent, PNC GIS. Other changes to your account registration or account privileges must be made in writing.
Medallion Signature Guarantee. A Medallion Signature Guarantee is required when:
•	You are redeeming more than $100,000 or are requesting a transfer or exchange for more than $100,000 from your account.

•	You are requesting that a redemption be sent to an address or bank instructions other than those already established for your account.

•	You are requesting a redemption check to an alternate payee.

•	You are requesting a transfer, rollover, or other distribution of more than $100,000 from your IRA account.

•	You are requesting changes to the ownership of an account with a value greater than $100,000.

•	Your partial redemption request is accompanied by a request to change your account registration or account privileges.

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•	You are requesting a redemption within 30 days of a change of address.

•	You are adding or changing bank wire or electronic transfer instructions on your account.

•	You are requesting a certificate.
There may be circumstances in addition to those listed above that require a Medallion Signature Guarantee. Please contact us at (800) 445-9469, option 0, if you have questions regarding these requirements.

Acceptable medallion guarantees may be obtained from banks, brokerage firms or other institutions that are members of either the Securities Transfer Association Medallion Signature Program (STAMP), the New York Stock Exchange Medallion Signature Program (MSP), or the Stock Exchange Medallion Program (SEMP). The guarantee must be in original form, as photocopies or fax copies are not accepted. The surety bond coverage of the Medallion Signature Guarantee on your request must be equal to, or greater than, the value of the requested transaction, and the guarantee must have unlimited effectiveness. Notarization is not an acceptable Medallion Signature Guarantee. If your Medallion Signature Guarantee is not in good order, your transaction will be delayed.
Confirmations and Reports. If you invest directly with the Funds, you will receive a confirmation statement after each account transaction and a balance statement at the end of each calendar quarter. Please review your statement for accuracy and report any discrepancies to our transfer agent promptly. You will also receive tax documentation as required by the IRS. We publish quarterly, semi-annual and audited annual reports containing information on each Fund’s portfolio of investments, generally 45 days after the end of each quarter. These reports are mailed to shareholders and are available on the Funds’ website at www.longleafpartners.com, or by calling us at (800) 445-9469, option 1.
Important Notice Regarding Delivery of Shareholder Documents. When the Funds send financial reports, prospectuses and other regulatory materials to shareholders, we reduce the volume of mail you receive by sending one copy of these documents to two or more shareholders who share the same address. Should you wish to receive individual copies of materials, please contact us at (800) 445-9469. Once we have received your instructions, you will begin receiving individual copies within 30 days.
Purchases and Redemptions Through Brokerage Firms and Other Authorized Intermediaries. You may purchase and redeem shares of the Funds through brokerage firms and other authorized institutions that have agreements with the Funds. Some firms charge transaction fees for their services. If you invest through an authorized firm, you must follow that firm’s procedures for buying and selling shares. If a particular firm allows you to invest below Longleaf’s minimum, and you subsequently decide to hold directly with Longleaf, you must bring your account up to Longleaf’s $10,000 minimum, or you will be forced to redeem your shares. The firm may designate other organizations to accept purchase and redemption orders on behalf of their clients. If the firm submits trades to the Fund in accordance with the Funds’ trading

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agreement, the Funds will use the time of day when the firm or its designee accepts the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after acceptance. The brokerage firm or other authorized institution has the responsibility of sending prospectuses, financial reports, statements, and tax forms to its clients.
Broker/Dealer and Institutional Investments. Upon execution of formal trading agreements, the Funds will accept trade orders from members of the Financial Industry Regulatory Authority (FINRA) or other institutional investors. The Funds offer telephone and automated trading through our transfer agent. Institutional investors may also establish pre-authorized fax redemption privileges. Please contact Southeastern at (901)761-2474 to obtain more information about these trading options.
Full payment for all purchases must be received within one day of the trade date. The entity initiating the trade order will be responsible for any loss that results from non-settlement. All purchase minimums and other requirements outlined in the trade order agreements must be followed to remain in good standing. The Funds may withdraw trading privileges at any time if it is in their best interests.
Payment of Redemptions Exceeding $250,000. The Longleaf Partners Funds have made an election to pay in cash the first $250,000 of any shareholder’s redemptions during any 90 day period. For omnibus accounts of brokers, this commitment applies to each separate shareholder rather than to the omnibus account as a whole. As allowed by Rule 18f-1, we reserve the right to pay the balance of any redemptions exceeding $250,000 by distributing portfolio securities rather than cash. We may elect to exercise this right for any reason. If securities in lieu of cash are distributed to you, you will need a brokerage account in which to receive the securities, you will incur brokerage commissions when selling the securities, and the securities will be subject to prevailing market prices at the time of sale.
How Fund Shares Are Priced
The price at which you buy or sell your Fund shares is referred to as their net asset value or “NAV.” We calculate NAV by dividing the total value of a Fund’s assets less its liabilities by the number of shares outstanding. We determine the NAV once a day, at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends.
The values of the Funds’ investments are based on their market values. Securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or on any representative quotation system providing same day publication of actual prices are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s closing price. In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in

35

addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities. When market quotations are not readily available, portfolio securities are valued in good faith by and under the general supervision of the Funds’ Trustees.
In determining fair value, the Board considers all relevant qualitative and quantitative information available including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.
We usually price foreign securities at the latest market close in the foreign market, which may be at different times or days than the close of the New York Stock Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the New York Stock Exchange, we may price the foreign securities at fair value as determined by the Board of Trustees, consistent with any regulatory guidelines.
Because the Funds are closed on days that foreign markets may be open, the prices of foreign holdings may change on days when investors do not have access to the Funds.
The Statement of Additional Information, which is a separate document, contains more information on how we price portfolio securities.
Dividends and Distributions
We intend to qualify for favorable tax treatment under the federal Internal Revenue Code by satisfying the Internal Revenue Code diversification standards and by distributing to shareholders essentially all investment income and realized capital gains. The Funds’ investment income, comprised primarily of dividends on portfolio securities and interest from cash equivalents or bonds, is usually distributed in late December. Realized capital gains for the 12 months ended October 31 are usually distributed in November. Your income dividends and capital gains distributions will be reinvested in additional shares of the Funds unless you have chosen to receive them in cash. If you make an investment shortly before a dividend is declared, you will be taxed on the full dividend in the same manner as shareholders who have owned shares throughout the year.
We discourage redemptions to avoid taxable distributions. This practice can be disruptive to a Fund’s investment strategy and places a greater portion of a Fund’s tax burden on remaining shareholders. To the extent we identify this type of activity, we may place your account on

36

“sell only” status and will disallow future purchases. The identification of such trading activity involves judgments that are inherently subjective and our efforts to discourage this behavior cannot eliminate the possibility that the trading activity will occur.
Dividends and Capital Gains paid in cash can only be sent to your address of record or to existing bank instructions on your account. You may choose to change your election to have your distributions paid in cash or reinvested by calling us at (800) 445-9469, option 0.
Taxes
This tax information is general and refers primarily to current federal income tax provisions. These provisions may change after publication of this Prospectus. We urge you to consult your own tax adviser about the status of distributions and redemptions as applied to your personal situation.
Taxes on Income Dividends and Capital Gains Distributions. Generally, the Funds are not taxed on dividends and capital gains distributed to shareholders. Unless your account is a tax advantaged account such as an Individual Retirement Account or you are a tax exempt organization, you are responsible for paying federal and possibly state income taxes on any dividends and capital gains distributions you receive, even if you reinvest your distribution in additional shares of the Funds. Fund dividends from net investment income and short-term capital gains are taxed at your ordinary income tax rate, except that “qualified dividend income” of noncorporate investors who satisfy certain holding period requirements is taxed at long-term capital gain rates. Long-term capital gains from securities held by the Funds for more than one year are taxed at your applicable capital gains rate. IRS Form 1099-DIV, mailed to you after December 31, will report the federal tax category of these distributions.
Taxes on Sales of Fund Shares. If you redeem any Fund shares or if you exchange shares between Funds, the transaction is taxable and you may realize a capital gain or loss. The amount of the gain or loss is the difference between your tax basis and the amount received. The gain or loss is long-term for shares you have held for more than one year, and is short-term for shares held one year or less. You are responsible for reporting and paying any federal or state taxes which may be due.
Withholding. Federal law requires the Funds to withhold a portion of distributions and proceeds from redemptions if you have failed to provide a correct tax identification number or to certify that you are not subject to withholding. These certifications must be made on your application or on Form W-9, which may be requested from our transfer agent.
The Statement of Additional Information contains more information about tax issues relating to the Funds.

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Financial Highlights
The financial highlights table is intended to help you understand the Funds’ financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions).

			Net
			Gains
	Net		(Losses) on			Distri-
	Asset	Net	Securities	Total	Dividends	butions
	Value	Investment	Realized	From	from Net	from
	Beginning	Income	and	Investment	Investment	Capital
	of Period	(Loss)	Unrealized	Operations	Income	Gains
Partners Fund
Year ended December 31,
2008	$33.16	$.03	$(16.80)	$(16.77)	$(.03)	$(0.67)
2007	34.86	.07	(.12)	(.05)	(.07)	(1.58)
2006	30.97	.14	6.53	6.67	(.14)	(2.64)
2005	31.32	.29	.83	1.12	(.29)	(1.18)
2004	29.98	.07	2.05	2.12	(.15)	(.63)
Small-Cap Fund
Year ended December 31,
2008	27.04	.08	(11.97)	(11.89)	(.08)	(.44)
2007	30.12	.14	.93	1.07	(.14)	(4.01)
2006	27.02	.50	5.49	5.99	(.56)	(2.33)
2005	29.85	.58	2.43	3.01	(.57)	(5.27)
2004	28.81	.42	3.75	4.17	(.43)	(2.70)
International Fund
Year ended December 31,
2008	19.78	.04	(7.93)	(7.89)	(.04)	(.74)
2007	18.91	(.01)	2.95	2.94	–	(2.07)
2006	17.36	.02	2.89	2.91	(.01)	(1.35)
2005	15.55	(.01)	2.01	2.00	–	(.19)
2004	14.11	(.08)	1.52	1.44	–	–

(a)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

38

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Statement of Additional Information and annual report, which are available upon request.

						Ratio of
					Ratio of	Net
Distri-		Net			Expenses	Investment
butions		Asset		Net Assets	to	Income
from	Total	Value		End of	Average	(Loss) to	Portfolio
Return of	Distri-	End of	Total	Period	Net	Average	Turnover
Capital	butions	Period	Return(a)	(thousands)	Assets	Net Assets	Rate
$–	$(.70)	$15.69	(50.60)%	$5,788,782	.90%	.14%	29.68%
–	(1.65)	33.16	(.44)	11,231,099	.89	.20	15.17
–	(2.78)	34.86	21.63	10,871,594	.90	.45	18.98
–	(1.47)	30.97	3.62	8,779,205	.91	.95	6.64
–	(.78)	31.32	7.14	8,999,465	.90	.28	13.38

(0.05)	(.57)	14.58	(43.90)	1,803,685	.93	.37	22.61
–	(4.15)	27.04	2.80	3,536,052	.91	.49	28.28
–	(2.89)	30.12	22.33	3,447,285	.92	1.87	34.90
–	(5.84)	27.02	10.75	2,812,543	.93	2.21	17.28
–	(3.13)	29.85	14.78	2,673,843	.93	1.52	31.04

(.02)	(.80)	11.09	(39.60)	2,041,338	1.60	.27	43.94
–	(2.07)	19.78	15.29	3,902,820	1.57	(.04)	30.44
–	(1.36)	18.91	17.07	3,254,538	1.61	.09	24.30
–	(.19)	17.36	12.88	2,880,730	1.64	(.05)	16.93
–	–	15.55	10.21	2,579,635	1.66	(.57)	18.86

39

Investment Counsel
Southeastern Asset Management,
Inc. 6410 Poplar Avenue, Suite 900
Memphis, TN 38119
Transfer and Dividend Agent
PNC Global Investment Servicing
Westborough, MA
Custodian
State Street Bank & Trust Company
Boston, MA
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Baltimore, MD
Boston, MA

40

This Prospectus does not constitute an offering in any jurisdiction in which such offering would not be lawful.
You can find more information about the investment objectives and policies, the risks of investing, Fund operations and Longleaf’s Proxy Voting Policies and Procedures in the Statement of Additional Information (SAI). The SAI is incorporated by reference in this Prospectus, and you may request a free copy by visiting our website or calling (800) 445-9469, option 1.
You can also find more information about the Longleaf Partners Funds in our annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. To obtain a free copy of the latest annual or semi-annual report, to request additional information, or to make shareholder inquiries, please visit our website or call (800) 445-9469, option 1.

The Securities and Exchange Commission maintains a website that contains the Funds’ periodic financial reports to shareholders, amendments to its registration statement which include the Prospectus and Statement of Additional Information, and other required filings. An investor may review these materials free of charge by accessing the SEC’s website at http://www.sec.gov.
These materials may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or after paying a duplicating fee, by written request to the SEC’s Public Reference Section, Washington D.C., 20549-0102, or electronic request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for more information.
The Securities and Exchange Commission Investment Company Act File Number for the Longleaf Partners Funds is 811-4923.

LONGLEAF PARTNERS FUNDS®
MANAGED BY:

SOUTHEASTERN ASSET MANAGEMENT, INC.
6410 POPLAR AVE.
SUITE 900
MEMPHIS, TN 38119
www.longleafpartners.com
(800) 445-9469

PART B

INFORMATION REQUIRED IN THE
STATEMENT OF ADDITIONAL INFORMATION

LONGLEAF PARTNERS FUNDS®
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2009

LONGLEAF PARTNERS FUND
LONGLEAF PARTNERS SMALL-CAP FUND
LONGLEAF PARTNERS INTERNATIONAL FUND
Series of
LONGLEAF PARTNERS FUNDS TRUST

Managed by
Southeastern Asset Management, Inc.
6410 Poplar Avenue; Suite 900
Memphis, TN 38119

TELEPHONE (800) 445-9469; www.longleafpartners.com

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2009, IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF LONGLEAF PARTNERS FUNDS TRUST, DATED MAY 1, 2009, WHICH MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST BY CALLING (800) 445-9469.

LONGLEAF PARTNERS FUNDS TRUST

STATEMENT OF ADDITIONAL INFORMATION

LONGLEAF PARTNERS FUND
LONGLEAF PARTNERS SMALL-CAP FUND
LONGLEAF PARTNERS INTERNATIONAL FUND

FUND HISTORY

Organization.  Longleaf Partners Funds Trust was organized on November 26, 1986 as a Massachusetts business trust under the name Southeastern Asset Management Value Trust. Its name was changed to Longleaf Partners Funds Trust on August 2, 1994. Its existing series or Funds and the dates of their initial public offerings are as follows:

Longleaf Partners Fund (known as Southeastern Asset Management Value Trust prior to August 2, 1994) — Initial public offering — April 8, 1987.

Longleaf Partners Small-Cap Fund (known as Southeastern Asset Management Small-Cap Fund prior to August 2, 1994) — Initial public offering — February 21, 1989; closed to new investors, effective July 31, 1997.

Longleaf Partners International Fund — Initial public offering — October 26, 1998.

Significance of Fund Names.  The name “Longleaf,” derived from the longleaf pine, a majestic, sturdy tree indigenous to the southeastern United States, represents the qualities of strength and endurance. A second element of the name is the word “Partners.” In selecting portfolio investments, Southeastern Asset Management, Inc. (“Southeastern”), the Funds’ Investment Counsel, seeks corporate managers who would make exemplary long-term business partners. They should be properly incented, ownership vested, honest, shareholder oriented, operationally competent individuals who are capable of allocating corporate resources intelligently. The Funds endeavor to be supportive long-term “partners” with management of the companies in the portfolios. Correspondingly, Southeastern’s own partners, other personnel, and relatives, are major investors in the Funds. Management considers itself a “partner” with Fund shareholders in seeking long-term capital growth. The Funds desire loyal, long-term investors as shareholders who view themselves as “partners” with Fund management.

INVESTMENT OBJECTIVES AND POLICIES

Longleaf Partners Funds Trust is an open-end, management investment company with three series or Funds. Each series is operated as a separate mutual fund with its own particular investment objective. The investment objectives and general investment policies of each Fund are as follows:

Longleaf Partners Fund

Investment Objective — Long-term capital growth.
Investment Policy — Invests primarily in equity securities of mid and large-cap companies.

Longleaf Partners Small-Cap Fund

Investment Objective — Long-term capital growth.
Investment Policy — The Small-Cap Fund normally invests at least 80% of net assets plus any borrowings for investment purposes in the equity securities, including convertible securities, of a limited number of companies whose market capitalizations at the time of purchase are considered small cap.

Longleaf Partners International Fund

Investment Objective — Long-term capital growth through investment primarily in equity securities of international or foreign issuers.
Investment Policy — Invests at least 65% of total assets in the equity securities of international or foreign issuers domiciled or operating primarily in at least three countries other than the United States.

CLASSIFICATION OF INVESTMENT OBJECTIVES AND RESTRICTIONS

The Funds have adopted certain investment objectives and restrictions as “fundamental.” Those investment objectives and restrictions cannot be changed without approval of a majority of the outstanding voting securities. Under the Investment Company Act of 1940, “approval of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the particular Fund or (2) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The investment objectives of the Partners and Small-Cap Funds are fundamental. The investment objective of the International Fund is non-fundamental. The investment policies of all of the Funds, shown in the prior section, are not fundamental. In addition, as described in more detail in the following sections, certain investment restrictions are not fundamental. Non-fundamental investment objectives, policies, and restrictions may be changed by the respective Boards of Trustees without shareholder approval.

Shareholders of the Small-Cap Fund will be provided with at least 60 days prior written notice of any change to the Investment Policy set forth above. The Board of Trustees may, however, change the definition of small cap without prior notice if it concludes such a change is appropriate. Currently, a company will be considered small cap if its market capitalization at the time of purchase is within the range of companies in the Russell 2000 Index, the S&P Small-Cap 600 Index, or the Dow Jones Wilshire US Small-Cap Index during the most recent 12-month period (based on month-end data). This capitalization range will change over time.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Non-Diversification.  The Funds are all classified as “non-diversified” under the federal securities laws. As a result, there are no diversification requirements under the Investment Company Act of 1940 or any other securities laws.

Internal Revenue Code Diversification Standards.  The Partners Fund and the Small-Cap Fund have adopted as fundamental policy the diversification standards of the Internal Revenue Code which apply to regulated investment companies. The International Fund expects to apply these diversification standards but has not adopted them as fundamental policy.

Under the diversification standards of the Internal Revenue Code, a mutual fund has two “baskets” or groups of holdings — a diversified basket, which must comprise at least 50% of its total assets and a non-diversified basket, which includes the remainder of its assets. Within the diversified basket, consisting of at least 50% of a Fund’s total assets, a Fund may not purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except for securities issued by the U.S. Government, and its agencies or instrumentalities. With respect to the remainder of its assets, a Fund may not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other registered investment companies), or invest more than 25 percent of the value of its total assets in the securities of two or more issuers which the Fund controls (as defined by the Internal Revenue Code) and which are engaged in the same or similar trades or businesses or related trades or businesses.

Industry Concentration.  The Partners Fund and Small-Cap Fund may not invest 25% or more of the value of their total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government and its agencies or instrumentalities or to cash equivalents. Corporate commercial paper will not be used to concentrate investments in a single industry.

For purposes of defining what constitutes a single industry for purposes of the restriction applying to these Funds, each Fund will use the definitions for industries as set forth in the latest edition of the North American Industry Classification System (“NAICS”) or other publicly available information. Industry category groupings shown in the Funds’ printed financial reports sent to shareholders may contain more than one Industry Code, and these broader industry groupings are intended to be functionally descriptive presentations rather than being limited to a single NAICS industry category.

Other Investment Restrictions.  The Funds have adopted other investment restrictions designated as fundamental, which cannot be changed without shareholder approval. The fundamental investment restrictions of the Partners and Small-Cap Funds are identical; the fundamental restrictions of the International Fund, formed in 1998, are phrased differently, and its fundamental restrictions are shown separately.

FUNDAMENTAL INVESTMENT RESTRICTIONS FOR PARTNERS AND
SMALL-CAP FUNDS

Except as specifically authorized, the Partners Fund and the Small-Cap Fund each may not:

•	Borrow money, except that it may borrow from banks to increase its holdings of portfolio securities in an amount not to exceed 30% of the value of its total assets and may borrow for temporary or emergency purposes from banks and entities other than banks in an amount not to exceed 5% of the value of its total assets; provided that aggregate borrowing at any time may not exceed 30% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities.

•	Issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

•	Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

•	Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

•	Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments;

•	Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies.

FUNDAMENTAL INVESTMENT RESTRICTIONS FOR THE INTERNATIONAL FUND

The International Fund has adopted the following investment restrictions as fundamental. The text of the fundamental restriction is set forth in bold type; any comments following these fundamental restrictions are explanatory only and are not fundamental.

•	Industry Concentration. The Fund will not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any one industry except as permitted by the Securities and Exchange Commission.

Comment. The present position of the staff of the Division of Investment Management of the Securities and Exchange Commission is that a mutual fund will be deemed to have concentrated its investments in a particular industry if it invests 25% or more of its total assets in securities of companies in any single industry. This restriction does not apply to obligations issued or guaranteed by the United States Government and its agencies or instrumentalities or to cash equivalents. The Fund will comply with this position but will be able to use a different percentage of assets without seeking shareholder approval if the SEC should subsequently allow investment of a larger percentage of assets in a single industry. Such a change will not be made without providing prior notice to shareholders.

•	Senior Securities. The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation under the Act.

Comment. Generally, a senior security is an obligation of a Fund which takes precedence over the claims of fund shareholders. The Investment Company Act generally prohibits a fund from issuing senior securities, with limited exceptions. Under SEC staff interpretations, funds may incur certain obligations (for example, to deliver a foreign currency at a future date under a forward foreign currency contract) which otherwise might be deemed to create a senior security, provided the fund maintains a segregated account containing liquid securities having a value at least equal to the future obligations.

•	Borrowing. The Fund may not borrow money, except as permitted by applicable law.

Comment. In general, a fund may not borrow money, except that (i) a fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), (ii) a fund may borrow up to 5% of its total assets for temporary or emergency purposes, (iii) a fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) a fund may not pledge its assets other than to secure such borrowings (and then only up to 33 1/3% of its assets, as described above) or, to the extent permitted by the Fund’s investment policies as set forth in its current prospectus and statement of additional information, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

•	Underwriting. The Fund may not act as an underwriter of securities issued by others, except insofar as the Fund may be deemed an underwriter in connection with the disposition of portfolio securities.

Comment. Generally, a mutual fund may not be an underwriter of securities issued by others. However, an exception to this restriction enables the Fund to sell securities held in its portfolio, usually securities which were acquired in unregistered or “restricted” form, even though it otherwise might technically be classified as an underwriter under the federal securities laws in making such sales.

•	Commodities. The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts, but this restriction shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.

Comment. The Fund has the ability to purchase and sell (write) put and call options and to enter into futures contracts and options on futures contracts for hedging and risk management and for other non-hedging purposes. Examples of non-hedging risk management strategies include increasing a Fund’s exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries and effectively increasing the duration of a bond portfolio by purchasing futures contracts on fixed income securities. Hedging and risk management techniques, unlike other non-hedging derivative strategies, are not intended to be speculative but, like all leveraged transactions, involve the possibility of gains as well as losses that could be greater than the purchase and sale of the underlying securities.

•	Lending. The Fund may not make loans to other persons except through the lending of securities held by it as permitted by applicable law, through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies.

•	Real Estate. The Fund may not purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

All of the funds have also adopted the following non-fundamental investment restrictions which may be changed in the discretion of the Board of Trustees, without prior shareholder approval. Except as specifically authorized, the Funds may not:

•	Hold restricted (non-registered) or “illiquid” securities, including repurchase agreements maturing in more than seven days, in excess of 15% of the Fund’s net assets (excluding securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933).

•	Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Sec. 12(d)(l) of the Investment Company Act of 1940 (for each holding, 5% of the Fund’s total assets, 3% of the company’s voting stock, with not more than 10% of the Fund’s total assets invested in all such investment companies) provided such acquisitions are made in the open market and there is no commission or profit to a dealer or sponsor other than the customary broker’s commission, and (b) may acquire securities of any investment company as part of a merger, consolidation or similar transaction.

•	Make short sales of equity portfolio securities whereby the dollar amount of short sales at any one time would exceed 25% of the net assets of the Fund, and the value of securities of any one issuer in which the Fund is short would exceed, at the time an order is placed, the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of any class of any issuer; provided that the Fund maintains collateral in a segregated account consisting of cash or liquid securities with a value equal to the current market value of the shorted securities, which is marked to market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), such restrictions shall not apply.

•	Invest in puts, calls, straddles, spreads or any combination thereof, except that the Fund may (a) purchase and sell put and call options on securities and securities indexes, and (b) write covered put and call options on securities and securities indexes and combinations thereof; provided that the securities underlying such options are within the investment policies of the Fund and the value of the underlying securities on which options may be written at any one time does not exceed 25% of total assets.

•	Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.

•	Pledge, mortgage or hypothecate its assets except in connection with borrowings which are otherwise permissible, and then only up to 33 1/3% of its assets, consistent with applicable law.

•	Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin.

ADDITIONAL INFORMATION ABOUT TYPES OF INVESTMENTS
AND INVESTMENT TECHNIQUES

Repurchase Agreements.  An acceptable investment for cash reserves, a repurchase agreement is an instrument under which a Fund purchases securities issued by the U.S. Government or its agencies or other securities from a vendor or counterparty with an agreement by the counterparty to repurchase the security at the same price, plus interest, at a specified rate. The security is held by the Fund as collateral for the repurchase obligation. Repurchase agreements for Treasury securities may be entered into with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. Government or agency securities. Repurchase agreements usually have a short duration, often less than one week. In entering into the repurchase agreement for the Fund, Southeastern Asset Management, Inc. (“Southeastern”) as Investment Counsel will evaluate and monitor the credit worthiness of the counterparty. In the event that a counterparty should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Warrants.  Each of the Funds may invest in warrants for the purchase of equity securities at a specific price for a stated period of time. Warrants may be considered more speculative than other types of investments in that they do not entitle a holder to dividends or voting rights for the securities which may be purchased nor do they represent any rights in the assets of the issuing company. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Real Estate Investment Trusts.  REITs are sometimes described as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Equity REITs may be further characterized as operating companies or financing companies. To the extent that an equity REIT provides operational and management expertise to the properties held in its portfolio, the REIT generally exercises some degree of control over the number and identity of tenants, the terms of their tenancies, the acquisition, construction, repair and maintenance of properties and other operational issues. A mortgage REIT or an equity REIT that provides financing rather than operational and management expertise to the properties in its portfolio will generally not have control over the operations that are conducted on the real estate in which the REIT has an interest.

Futures Contracts.  Primarily for hedging purposes, the Funds may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Funds may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time one of the Funds purchases a futures contract, an amount of cash, U.S. Government securities, or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund’s Custodian. When writing a futures contract, the Fund will maintain with the Custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” the position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Custodian).

Options on Securities and Stock Indices.  The Funds may write covered put and call options and purchase put and call options on securities or stock indices. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Funds may write a call or put option only if the option is “covered.” A call option on a security written by one of the Funds is covered if the Fund owns the underlying security subject to the call, has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio, or the call is otherwise covered with assets held in a segregated account. A call option on a security is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, liquid securities or money market instruments in a segregated account with its Custodian. A put option on a security written by the Fund is covered if the Fund maintains similar liquid assets with a value equal to the exercise price in a segregated account with its Custodian, or holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

A Fund may cover call options on stock indices through a segregated account or by owning securities whose price changes, in the opinion of Southeastern, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may cover put options on stock indices by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund’s stock investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Fund’s security holdings being hedged.

A Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, a Fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability.

Foreign Currency Contracts.  As a method of hedging against foreign currency exchange rate risks, the Funds may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Funds may also conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

As part of the investment decision process, a Fund may enter into forward foreign currency exchange contracts (“forward contracts”) to seek to minimize the exposure from a change in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of the security. The Funds will segregate cash, cash equivalents or liquid securities sufficient to cover any commitments under these contracts. The segregated account will be marked-to-market daily. Each Fund may seek to hedge the foreign currency exposure risk to the full extent of its investment in foreign securities, but there is no requirement that all foreign securities be hedged against foreign currency exposure. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss.

A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

A Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies (“foreign currency futures”). This investment technique may be used to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the particular Fund’s portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of currency futures will usually depend on the Investment Counsel’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Lending of Portfolio Securities.  The Funds may from time to time lend portfolio securities to brokers or dealers, banks and other institutional investors and receive collateral in the form of United States Government obligations or money market funds. Under current practices, the loan collateral must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, and will not be used to leverage the portfolio. In determining whether to lend securities to a particular broker/dealer or financial institution, Southeastern will consider all relevant facts and circumstances, including the credit-worthiness of the broker or financial institution, as well as income available to the Funds. If the borrower should fail to return the loaned securities, the particular Fund could use the collateral to acquire replacement securities, but could be deprived of immediate access to such assets for the period prior to such replacement. The Funds may pay reasonable fees in connection with such a loan of securities. The Funds will not lend portfolio securities in excess of one-third of the value of total assets, nor will the Funds lend portfolio securities to any officer, director, trustee, employee of affiliate of the Funds or Southeastern. While voting rights may pass with the securities on loan, the Funds’ Trustees maintain a fiduciary duty to recall such securities in the event of a vote material to the investment, and any agreement to lend the Funds’ securities will permit the exercise of such a recall.

Swaps.  The Funds may enter into swaps involving interests in securities, indexes, currencies, and other market factors in amounts deemed appropriate by the Funds’ Trustees. A swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a single security or a basket of securities. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

The Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations or volatility in other market factors, as a duration management technique, or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. These transactions may also be used to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or is available only on less attractive terms.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

Short Sales.  The Funds may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, a Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as short term capital gain or loss.

Since short selling can result in profits when stock prices generally decline, the Funds can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market. When a portfolio company has a subsidiary which is partially publicly held, a short sale of the subsidiary’s shares can be used as a partial hedge to protect the value of the portfolio holding. However, the Funds could, at any given time, suffer both a loss on the purchase or retention of one security, if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value. When a short position is closed out, it may result in a short term capital gain or loss for federal income tax purposes. To the extent that in a generally rising market a Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales.

PROXY VOTING

The Boards of Trustees have authorized Southeastern as the Funds’ investment manager to vote proxies relating to the Funds’ portfolio securities in accord with the Proxy Voting Policies and Procedures attached as Appendix A. Also the Funds make available information regarding how the Funds voted proxies for the most recent 12-month period ended June 30. The Funds make this information available on Form N-PX without charge by phone (1-800-445-9469, option 1), on the Funds’ website, and on the SEC’s website, www.sec.gov.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of a Fund’s portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

Portfolio turnover cannot be accurately predicted. The Funds’ investment philosophy contemplates holding portfolio securities for the long term, and portfolio turnover usually should be less than 50%. Portfolio turnover rates in excess of 50% (or material increases from one year to the next) generally occur because companies in the portfolio are acquired by other companies or reach their appraised or intrinsic value during the year and are sold. The proceeds of these sales may then be applied to purchase new positions having a lower price to value ratio. There are no specific limits on portfolio turnover, and investments will be sold without regard to the length of time held when investment considerations support such action. Increases in turnover will generally involve greater transaction costs.

The portfolio turnover rates of the Funds for the past three years are as follows:

	2008	2007	2006

Partners Fund	29.68%	15.17%	18.98%
Small-Cap Fund	22.61	28.28	34.90
International Fund	43.94	30.44	24.30

DISCLOSURE OF PORTFOLIO HOLDINGS

Disclosure of Portfolio Holdings.  The portfolio holdings of the Funds are proprietary information and Southeastern’s Code of Ethics prohibits selective disclosure of portfolio holdings which have not been made public. Southeastern has adopted procedures designed to ensure that holdings are not released on a selective basis and to limit disclosure of the Funds’ holdings to routine regulatory filings and/or to service providers in the ordinary course of business as required to process transactions, subject in all cases to the requirements that there be a legitimate business purpose, and that the receiving party be subject to a duty of confidentiality and a duty not to trade on the information. The Funds’ Boards of Trustees have approved these procedures, and any material compliance matters arising under these procedures would be reported to the Boards by the Funds’ Chief Compliance Officer, who oversees their implementation. Southeastern does not receive compensation to disclose information on the Funds’ non-public portfolio holdings.

Information regarding portfolio holdings of the Longleaf Partners Funds may be disclosed to outside parties in a number of situations, including: 1) disclosure to the Funds’ custodian, State Street Bank and Trust, but only in connection with processing and/or reconciling transactions for the Funds; 2) disclosure to ISS, the Funds’ proxy voting agent, but only in connection with voting proxies for the Funds; 3) disclosure to brokers selected and/or considered by Southeastern’s trading department to execute transactions, but only in connection with the trading process, and the settlement and processing of transactions; 4) disclosure in connection with required U.S. and foreign regulatory filings; 5) disclosure to accounting firms, law firms, or other professionals subject to a duty of confidentiality, and a duty not to trade on the non-public information; 6) information related to portfolio holdings may also be authorized for disclosure by the Funds’ Chief Compliance Officer only if permitted by law and if such disclosure is consistent with Southeastern’s fiduciary duty to Fund shareholders. Southeastern investment research (excluding portfolio holdings) may be shared by the analyst conducting that research as part of the investment due diligence process. Southeastern investment research may also be shared by Southeastern with existing and potential investors regarding holdings that have been publicly disclosed. In addition, Southeastern may provide other information to existing and potential investors and intermediaries working on behalf of such investors. Such information may consist of analytical information concerning a Fund’s portfolio as a whole, without naming specific holdings.

The Funds’ complete portfolio holdings are generally published with up to a 60 day lag following each fiscal quarter in the Funds’ quarterly reports sent to shareholders and posted on the Funds’ website. These holdings are also included in reports filed with the SEC on Form N-CSR or Form N-Q. The Funds’ top ten holdings as of the end of each fiscal quarter are also published on the Funds’ website, generally with up to a 45 day lag. Once a portfolio holding has been publicly disclosed in an approved regulatory filing, or on the Funds’ website, it is no longer subject to confidential treatment.

BOARDS OF TRUSTEES

Each of the Funds is operated by its Board of Trustees, which implements policies and Fund operations through officers or employees of Southeastern Asset Management, Inc. (“Southeastern”). Day to day portfolio management and fund administration are provided by Southeastern in its capacity as Investment Counsel and as Fund Administrator under contracts which must be renewed annually, as required by the Investment Company Act of 1940.

Length of Service
Name, Age		as Trustee
And Address	Positions Held With Funds	(Year Began)

Affiliated or Interested Trustees*

O. Mason Hawkins, CFA, (60) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Trustee; Co-Portfolio Manager	Partners Fund Small-Cap Fund International Fund	1987 1989 1998

Margaret H. Child (53) 137 Marlborough St., #3 Boston, MA 02116	Trustee	Partners Fund Small-Cap Fund International Fund	2001 2001 2001

Independent or Non-Interested Trustees

Chadwick H. Carpenter, Jr. (58) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Trustee	Partners Fund Small-Cap International Fund	1993 1993 1998

Daniel W. Connell, Jr. (60) 9009 Regency Square Blvd. Jacksonville, FL 32202	Trustee	Partners Fund Small-Cap Fund International Fund	1997 1997 1998

Rex M. Deloach (71) 154 County Road 231 Oxford, MS 38655	Trustee	Partners Fund Small-Cap Fund International Fund	2003 2003 2003

Steven N. Melnyk (61) 105 Virginia Street St. Simons Island, GA 31522	Trustee	Partners Fund Small-Cap Fund International Fund	1991 1991 1998

C. Barham Ray (62) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Trustee	Partners Fund Small-Cap Fund International Fund	1992 1992 1998

Perry C. Steger (47) 1978 South Austin Avenue Georgetown, TX 78626	Chairman of the Board	Partners Fund Small-Cap Fund International Fund	2001 2001 2001

* Mr. Hawkins is a director and officer of Southeastern Asset Management, Inc. and as such is classified as an “interested” Trustee. Ms. Child is not affiliated with Southeastern, but performs certain administration and operational functions for the Funds in Massachusetts, their state of organization, and could be deemed to be an “interested” Trustee.

The membership of each Board of Trustees is the same. There is no stated term of service, and Trustees continue to serve after election until resignation. All Trustees presently serving except for Rex M. Deloach were elected or re-elected at a meeting of shareholders held on September 19, 2001 in Boston, Massachusetts.

	Number of
Principal Occupations	Portfolios	Other
During Past 5 Years	Overseen	Directorships

Affiliated or Interested Trustees*

Chairman of the Board and Chief Executive Officer, Southeastern Asset Management, Inc.	3

Marketing Consultant since 2005; Chief Marketing Officer, Bingham McCutchen, LLP (1999-2004) (an international law firm); Director of Marketing, Arthur Andersen LLP (accounting firm) Memphis office (1991- 98), Atlanta office (1998-99).	3

Independent or Non-Interested Trustees

Private Investor and Consultant since 1997; Senior Executive Officer, Progress Software Corp. (1983-97)	3

Private Investor since 2006; President and CEO, Twilight Ventures, LLC (investment holding company) 2005-2006; Senior Vice President-Marketing, Jacksonville Jaguars (NFL franchise) (1994-2004)	3

President, Financial Insights, Inc. (financial consulting and litigation support) since 2002; Vice President, The Oxford Company (private land and timber investments) since 1994.	3

Senior Vice President, SI Holdings, Inc., an affiliate of Stephens, Inc., since 2009; Real Estate Development, The Sea Island Company, (2005-2009); Private Investor and Consultant since 1997; Golf Commentator, ABC Sports (1991-2004); President, Riverside Golf Group, Inc. (since 1989)	3	Director, First Coast Community Bank Fernandina Beach, FL

Private Investor and Consultant, since 2008; Partner, SSM Corp. (venture capital firm) (1974-2007).	3

President, Steger and Bizzell Engineering, Inc. since 2003; Director of Product Strategy, National Instruments, Inc. (1996-2003)	3

2008 COMPENSATION TABLE

The following table provides information on fees paid to each Trustee for Board service during 2008:

	Aggregate Compensation from Each Fund			Total
	Partners	Small-Cap	International	Compensation From
Name	Fund	Fund	Fund	All Funds(2)(3)

O. Mason Hawkins*	None	None	None	None

Margaret H. Child*(1)	$50,000	$25,000	$25,000	$100,000

Chadwick H. Carpenter, Jr.	50,000	25,000	25,000	100,000

Daniel W. Connell, Jr.	50,000	25,000	25,000	100,000

Rex M. Deloach	50,000	25,000	25,000	100,000

Steven N. Melnyk	50,000	25,000	25,000	100,000

C. Barham Ray	50,000	25,000	25,000	100,000

Perry C. Steger	50,000	25,000	25,000	100,000

 * Interested Trustee

(1)	Ms. Child is classified as an “interested” Trustee because she performs certain operational and administrative functions for the Funds in Massachusetts, their state of organization. She is not employed by Southeastern Asset Management, Inc. and accordingly receives no compensation from Southeastern.

(2)	The Funds have no pension or retirement plan for Trustees.

(3)	The Funds also reimburse the outside Trustees for lodging and travel expenses incurred in attending Board meetings.

OWNERSHIP OF FUND SHARES BY TRUSTEES

The following table provides information on the range of ownership of Fund shares at December 31, 2008 by individual members of the Funds’ Boards of Trustees.

Aggregate Dollar Range of
Equity Securities in All
Registered Investment
Companies Overseen by Trustee
	Dollar Range of Equity	in Family of Investment
Name of Director	Securities in Each Fund	Companies

Affiliated or Interested Trustees

O. Mason Hawkins, CFA	Partners Fund – Over $100,000 Small-Cap Fund – Over $100,000 International Fund – Over $100,000	Over $100,000

Margaret H. Child	Partners Fund – Over $100,000 Small-Cap Fund – Over $100,000 International Fund – Over $100,000	Over $100,000

Independent or Non-Interested Trustees

Chadwick H. Carpenter, Jr.	Partners Fund – Over $100,000 Small-Cap – Over $100,000 International Fund – Over $100,000	Over $100,000

Daniel W. Connell, Jr.	Partners Fund – Over $100,000 Small-Cap Fund – Over $100,000 International Fund – Over $100,000	Over $100,000

Rex M. Deloach	Partners Fund – Over $100,000 Small-Cap Fund – $50,000–$100,000 International Fund – Over $100,000	Over $100,000

Steven N. Melnyk	Partners Fund – $50,000–$100,000 Small-Cap Fund – $50,000–$100,000 International Fund – $50,000–$100,000	Over $100,000

C. Barham Ray	Partners Fund – Over $100,000 Small-Cap Fund – Over $100,000 International Fund – Over $100,000	Over $100,000

Perry C. Steger	Partners Fund – Over $100,000 Small-Cap Fund – Over $100,000 International Fund – Over $100,000	Over $100,000

OTHER INFORMATION CONCERNING THE BOARDS OF TRUSTEES

Board Committees.  The Board has established an Audit Committee and has adopted a charter. Mr. Deloach serves as Chairman. The Audit Committee, composed of all independent or non “interested” Trustees, reviews the audit plan and results of audits, and monitors the performance of the independent certified public accountants. The Committee met with representatives of the accounting firm on December 4, 2008 and March 2, 2009, regarding the audit for the fiscal year ended December 31, 2008.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table lists those shareholders owning directly or beneficially 5% or more of the outstanding shares of each Fund at March 31, 2009, and also shows the aggregate ownership of Fund and management company personnel, their relatives, and affiliated retirement plans and foundations:

Longleaf Partners Fund
Clients of Charles Schwab & Co., Inc., a brokerage firm	16.3%
Clients of National Financial Services Corp., a brokerage firm	10.5
All Trustees of the Fund, all directors, officers and employees of Southeastern Asset Management, Inc., and relatives, affiliated retirement plans and foundations	5.2

Longleaf Partners Small-Cap Fund
Clients of Charles Schwab & Co., Inc., a brokerage firm	19.3
Clients of National Financial Services, Corp., a brokerage firm	11.8
All Trustees of the Fund, all directors, officers and employees of Southeastern Asset Management, Inc., and relatives, affiliated retirement plans and foundations	9.6

Longleaf Partners International Fund
Clients of Charles Schwab & Co., Inc., a brokerage firm	11.7
Clients of National Financial Services, Corp., a brokerage firm	8.8
All Trustees of the Fund, all directors, officers and employees of Southeastern Asset Management, Inc., and relatives, affiliated retirement plans and foundations	11.2

INVESTMENT ADVISORY SERVICES

Southeastern Asset Management, Inc. (“Southeastern”), an investment advisor registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, is the Fund’s Investment Counsel. Southeastern is owned and controlled by its principal officers. Mr. O. Mason Hawkins, Chairman of the Board and Chief Executive Officer of Southeastern, owns a majority of its outstanding voting stock and is deemed to control the company.

Formed in 1975, Southeastern manages institutional and individual assets in private or separate accounts as well as mutual funds, and as of December 31, 2008, was responsible for managing more than $23 billion in client assets. It has served as investment adviser to each of the Longleaf Partners Funds since their respective inception dates. Additional information with respect to the investment advisory function is contained in the Prospectus on pages 19 through 22.

The annual Investment Counsel fee for the Partners Fund and the Small-Cap Fund, calculated daily and paid monthly, is 1% of average daily net assets on the first $400 million and 0.75% of average daily net assets above

$400 million. The annual Investment Counsel fee for the International Fund is 1.5% of average daily net assets on the first $2.5 billion and 1.25% of average daily net assets above $2.5 billion.

All of the Funds have a contractual expense limitation, which is included in the Investment Counsel Agreement and cannot be changed without approval of shareholders. The expense limitation includes the investment advisory and administration fees, all reimbursible expenses, and all normal operating expenses. For the Partners and Small-Cap Funds, the Investment Counsel has agreed to reduce its Investment Counsel fees to the extent that total operating expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses, exceed a maximum of 1.50% of each Fund’s average net assets on an annualized basis. The International Fund has an expense limitation of 1.75% of average net assets per annum, applicable in the same manner to the same types of expenses.

Investment Counsel fees paid by each Fund for the last three fiscal years are as follows:

	2008	2007	2006

Partners Fund	$71,588,869	$88,815,499	$73,343,498
Small-Cap Fund	22,212,105	29,484,210	24,110,700
International Fund	44,782,868	52,270,042	44,680,393

FUND ADMINISTRATION

Southeastern serves as Fund Administrator under an agreement which is renewable annually, and in that capacity manages or performs all business and administrative operations of each Fund, including the following:

•	Preparation and maintenance of all accounting records;

•	Preparation or supervision of preparation and filing of required financial reports and tax returns;

•	Preparation or supervision of preparation of federal and state securities registrations and reports of sales of shares;

•	Calculation or supervision of calculation of daily net asset value per share;

•	Preparation and filing of prospectuses, proxy statements, and reports to shareholders;

•	General coordination and liaison among the Investment Counsel, the Custodian, the Transfer Agent, authorized dealers, other outside service providers, and regulatory authorities.

Each Fund pays an Administration Fee equal to 0.10% per annum of the average daily net assets for the services provided by Southeastern, which is accrued daily and paid monthly in arrears. Administration fees paid by each Fund for the last three fiscal years are as follows:

	2008	2007	2006

Partners Fund	$9,411,849	$11,708,733	$9,645,800
Small-Cap Fund	2,828,281	3,797,895	3,081,427
International Fund	3,104,452	3,681,603	3,074,431

All direct operating expenses are paid by that particular Fund. Such expenses include but are not limited to the following: (i) fees of the Custodian and Transfer Agent; (ii) compensation of the independent public accountants, outside legal counsel, and fees and travel expenses of the Trustees who are not officers or employees of Southeastern; (iii) any franchise, income and other taxes relating to the Funds or their securities; (iv) all filing fees and legal expenses incurred in qualifying and continuing the registrations of the shares for sale with the Securities and Exchange Commission and with any state regulatory agency; (v) insurance premiums and trade association dues; (vi) the costs of typesetting, printing and mailing to shareholders such documents as prospectuses, proxy statements, reports to shareholders, dividend notices and other communications; (vii) expenses of formal meetings of shareholders to vote on Fund or shareholder proposals and meetings of the Boards of Trustees; (viii) external expenses related to pricing the Funds’ portfolio securities; and (ix) any extraordinary expenses such as expenses of litigation. The Funds are also responsible for the expenses of stationery, appropriate forms, envelopes, checks, postage, overnight air courier charges, telephone and data line charges, and printing and mailing expenses for shareholder communications and similar items, and the costs of computer programs or software used solely to process Fund transactions.

Terms of Operating Agreements.  Each Fund has entered into agreements with Southeastern as Investment Counsel and separately as Fund Administrator, initially effective for a period of two years. Each agreement must be renewed each year prior to November 1 by the affirmative vote of a majority of the outstanding voting securities of each Fund or by a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested” Trustees. Such Agreements will automatically terminate in the event of assignment as defined in the Investment Company Act of 1940. The Funds may terminate such Agreements, without penalty, upon 60 days’ written notice by a majority vote of the Board of Trustees or by a majority of the outstanding voting securities of the particular Fund.

The Funds and Southeastern have adopted a code of ethics under rule 17j-1 of the Investment Company Act. This code requires all Southeastern employees and their spouses to limit their investments in publicly offered equity securities to shares of the Longleaf Partners Funds, unless granted prior clearance.

ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGERS

Information about portfolio managers for the Longleaf Partners Funds is contained on page 21 of the Prospectus. Set forth below is additional information regarding other accounts managed, portfolio manager compensation, and ownership of Fund securities. Compensation of portfolio managers is paid by Southeastern for services performed for Longleaf, as well as Southeastern’s other clients. Each Longleaf fund pays Southeastern an investment counsel and administration fee, and does not separately compensate portfolio managers.

Other Accounts Managed — O. Mason Hawkins

1.	O. Mason Hawkins, Co-Portfolio Manager, Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund

2. Other accounts managed:

a.	Other registered investment companies: 4 accounts, assets = $580,646,936

b.	Other pooled accounts: 16 accounts, assets = $880,064,782

c.	Other accounts: 188 accounts, assets = $12,253,010,790

3.	Under 2(b), 1 account has a performance fee, assets = $188,749,350

Under 2(c), 11 accounts have performance fees, assets = $1,361,742,016

4.	Conflicts of interest could arise in connection with managing the Longleaf Partners Funds side by side with Southeastern’s other clients (the “Other Accounts”). Southeastern’s Other Accounts include domestic, global, international and small-cap mandates, and investment opportunities may be appropriate for more than one category of account, as well as more than one of the Longleaf Partners Funds. Because of market conditions and client guidelines, not all investment opportunities will be available to all accounts at all times. Southeastern has developed allocation principles designed to ensure that no account or Fund is systematically given preferential treatment over time, and Southeastern’s compliance personnel, including the CCO, routinely monitor allocations for consistency with these principles, as well as any evidence of conflict of interest. Performance fee accounts referenced in #3 above are subject to the same allocation principles and the same compliance review. Regarding the potential conflict of interest presented by performance fee accounts, Southeastern does not view this potential conflict as material, since performance fee accounts were less than 7% of total assets at December 31, 2008. Much more material is the ownership Southeastern’s personnel have in each of the Longleaf Partners Funds (see page 17 of this SAI, as well as the table below). Longleaf’s portfolios are managed under the same allocation principles and compliance reviews as all other accounts. Investors in Longleaf should be aware that the interests of Southeastern’s personnel are aligned with other Longleaf shareholders. Southeastern personnel do not have personal or proprietary trading accounts competing for allocations with the Funds or Other Accounts.

Compensation

Portfolio manager compensation at 12/31/08 included the following:

•	Competitive salary (comparable to investment firms elsewhere);

•	Bonus based on contribution to the firm over the year. Contribution includes:

a.	How investment ideas generated by the manager and his investment team performed both in price and value growth;

b.	How the Longleaf Funds and other Southeastern accounts performed as measured against inflation plus 10%;

c.	How the overall firm performed.

Ownership of Fund Securities

Longleaf Partners Fund — Over $1,000,000
Longleaf Partners International Fund — Over $1,000,000
Longleaf Partners Small-Cap Fund — Over $1,000,000

Other Accounts Managed — G. Staley Cates

1.	G. Staley Cates, Co-Portfolio Manager, Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund

2.	Other accounts managed:

a.	Other registered investment companies: 4 accounts, assets = $580,646,936

b.	Other pooled accounts: 16 accounts, assets = $880,064,782

c.	Other accounts: 188 accounts, assets = $12,253,010,790

3.	Under 2(b), 1 account has a performance fee, assets = $188,749,350

Under 2(c), 11 accounts have performance fees, assets = $1,361,742,016

4.	Conflicts of interest could arise in connection with managing the Longleaf Partners Funds side by side with Southeastern’s other clients (the “Other Accounts”). Southeastern’s Other Accounts include domestic, global, international and small-cap mandates, and investment opportunities may be appropriate for more than one category of account, as well as more than one of the Longleaf Partners Funds. Because of market conditions and client guidelines, not all investment opportunities will be available to all accounts at all times. Southeastern has developed allocation principles designed to ensure that no account or Fund is systematically given preferential treatment over time, and Southeastern’s compliance personnel, including the CCO, routinely monitor allocations for consistency with these principles, as well as any evidence of conflict of interest. Performance fee accounts referenced in #3 above are subject to the same allocation principles and the same compliance review. Regarding the potential conflict of interest presented by performance fee accounts, Southeastern does not view this potential conflict as material, since performance fee accounts were less than 7% of total assets at December 31, 2008. Much more material is the ownership Southeastern’s personnel have in each of the Longleaf Partners Funds (see page 17 of this SAI, as well as the table below). Longleaf’s portfolios are managed under the same allocation principles and compliance reviews as all other accounts. Investors in Longleaf should be aware that the interests of Southeastern’s personnel are aligned with other Longleaf shareholders. Southeastern personnel do not have personal or proprietary trading accounts competing for allocations with the Funds or Other Accounts.

Compensation

Portfolio manager compensation at 12/31/08 included the following:

•	Competitive salary (comparable to investment firms elsewhere);

•	Bonus based on contribution to the firm over the year. Contribution includes:

a.	How investment ideas generated by the manager performed both in price and value growth;

b.	How the Longleaf Funds and other Southeastern accounts performed as measured against inflation plus 10%;

c.	How the overall firm performed.

Ownership of Fund Securities

Longleaf Partners Fund — Over $1,000,000
Longleaf Partners International Fund — Over $1,000,000
Longleaf Partners Small-Cap Fund — Over $1,000,000

Other Accounts Managed — E. Andrew McDermott

1.	E. Andrew McDermott, Co-Portfolio Manager, Longleaf Partners International Fund

2.	Other accounts managed:

a.	Other registered investment companies (including Longleaf Partners and Small-Cap Funds): 6 accounts, assets = $8,113,905,125

b.	Other pooled accounts: 16 accounts, assets = $880,064,782

c.	Other accounts: 188 accounts, assets = $12,253,010,790

3.	Under 2(b), 1 account has a performance fee, assets = $188,749,350

Under 2(c), 11 accounts have performance fees, assets = $1,361,742,016

4.	Conflicts of interest could arise in connection with managing the Longleaf Partners Funds side by side with Southeastern’s other clients (the “Other Accounts”). Southeastern’s Other Accounts include domestic, global, international and small-cap mandates, and investment opportunities may be appropriate for more than one category of account, as well as more than one of the Longleaf Partners Funds. Because of market conditions and client guidelines, not all investment opportunities will be available to all accounts at all times. Because a portion of Mr. McDermott’s compensation is tied to revenues attributable to international investments, he has a conflict of interest as it relates to non-international accounts. Southeastern has developed allocation principles designed to ensure that no account or Fund is systematically given preferential treatment over time, and Southeastern’s compliance personnel, including the CCO, routinely monitor allocations for consistency with these principles, as well as any evidence of conflict of interest. Performance fee accounts referenced in #3 above are subject to the same allocation principles and the same compliance review. Regarding the potential conflict of interest presented by performance fee accounts, Southeastern does not view this potential conflict as material, since performance fee accounts were less than 7% of total assets at December 31, 2008. Much more material is the ownership Southeastern’s personnel have in each of the Longleaf Partners Funds (see page 17 of this SAI, as well as the table below). Longleaf’s portfolios are managed under the same allocation principles and compliance reviews as all other accounts. Investors in Longleaf should be aware that the interests of Southeastern’s personnel are aligned with other Longleaf shareholders’. Southeastern personnel do not have personal or proprietary trading accounts competing for allocations with the Funds or Other Accounts.

Compensation

Portfolio manager compensation at 12/31/08 included the following:

•	Competitive salary (comparable to investment firms elsewhere);

•	Bonus based on contribution to the firm over the year. Contribution includes:

a.	How investment ideas generated by the manager performed both in price and value growth;

b.	How the Longleaf Funds and other Southeastern accounts performed as measured against inflation plus 10%;

c.	How the overall firm performed.

•	In order to align Mr. McDermott’s financial incentives with the success of international investments, Southeastern includes in Mr. McDermott’s compensation a portion of the firm’s revenues attributable to international investments — on Longleaf Partners International Fund, as well as private account clients with international holdings.

Ownership of Fund Securities

Longleaf Partners International Fund — Over $1,000,000

OTHER SERVICE PROVIDERS

Custodian of Fund Assets.  State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, MA 02171, serves as Custodian of the assets of each Fund. Where possible, the Custodian utilizes book entry records with securities depositories, which in turn may have book entry records with transfer agents of the issuers of the securities. With respect to U.S. Government issues the Custodian may utilize the book entry system of the Federal Reserve System. The Custodian is responsible for collecting the proceeds of securities sold and disbursement of the cost of securities purchased by the Funds. State Street Bank also serves as the foreign custody manager for the Funds with respect to foreign securities, using foreign sub-custodians which participate in its global custody network.

Transfer Agent.  PNC Global Investment Servicing (“PNC GIS”), located at 4400 Computer Drive, Westborough, MA 01581-5120, an affiliate of The PNC Financial Services Group, Inc., is the transfer agent and dividend disbursing agent. PNC GIS maintains all shareholder accounts and records; processes all transactions including purchases, redemptions, transfers and exchanges; prepares and mails account confirmations, statements, tax forms, and correspondence; issues stock certificates; and handles all account inquiries.

Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP is the Fund’s independent registered public accounting firm. The Funds are served by the Baltimore office, located at 100 East Pratt Street, Suite 1900, Baltimore MD 21202, and by the Boston office, located at 125 High Street, Boston, MA 02110.

Legal Counsel.  Dechert, a law firm with offices in major cities including Washington, Philadelphia, New York City, and Boston, is the Funds’ special legal counsel. The Funds are served by the Washington office, located at 1775 Eye Street, NW, Washington, DC 20006-2402, and the Boston office, located at Ten Post Office Square, South, Boston, MA 02109-4603. Andrew R. McCarroll, Vice President and General Counsel of Southeastern, Steven P. McBride, Assistant General Counsel, and Michael J. Wittke, Vice President, Legal Counsel and CCO, perform legal services for the Funds under Southeastern’s contract as Fund Administrator, which includes responsibility for preparing registration statements and other regulatory filings for the Funds.

Service Awards.  In order to promote quality service for the benefit of Fund shareholders, Southeastern may give special recognition or financial rewards to employees of service providers such as the Funds’ transfer agent and fulfillment agent. Such reward programs are designed to recognize employees of these Fund service providers who excel in meeting our shareholders’ needs. Costs associated with these reward programs are paid by Southeastern.

ALLOCATION OF BROKERAGE COMMISSIONS

Southeastern, in its capacity as Investment Counsel, is responsible under the supervision of the Board of Trustees for the selection of members of securities exchanges, brokers and dealers (referred to as “brokers”) for the execution of portfolio transactions and, when applicable, the negotiation of brokerage commissions. On behalf of each Fund, Southeastern is also responsible for investment decisions and for the placement and execution of purchase and sale orders through selected brokers. All investment decisions and placements of trades for the purchase and sale of portfolio securities are made in accordance with the following principles:

1. Purchase and sale orders are usually placed with brokers who are recommended by Southeastern and/or selected by management of the Fund as able to achieve “best execution” of such orders. “Best execution” means prompt and reliable execution at the most favorable security price, taking into account the following provisions. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, among others, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction in the desired price range with a minimum of market impact, the financial strength and stability of the broker, and the ability of the broker to commit resources to the execution of the trade. Such considerations are judgemental and are weighed by Southeastern and the Board of Trustees in determining the overall reasonableness of brokerage commissions.

2. In recommending or selecting brokers for portfolio transactions, Southeastern takes into account its past experience in determining those qualified to achieve “best execution.”

3. Southeastern is authorized to recommend and the Fund is authorized to allocate brokerage and principal purchase and sales transactions to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), and for other services which benefit the Fund directly through reduction of the Fund’s expense obligations. Southeastern could cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if Southeastern in making the recommendation in question determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services or other benefits provided the Fund by such broker. In reaching such determination, neither Southeastern nor the officer of the Fund making the decision is required to place a specific dollar value on the research or execution services of a broker. In demonstrating that such determinations were made in good faith, Southeastern and the officer of the Fund shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund’s brokerage policy; that any other benefits or services provided the Fund were in furtherance of lawful and appropriate obligations of the Fund; and that the commissions paid were within a reasonable range. Such determination shall be based on available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Fund’s policies (i) that paying the lowest commission is deemed secondary to obtaining a favorable price and (ii) that the quality, comprehensiveness and frequency of research studies which are provided for the Fund and Southeastern may be useful to Southeastern in performing its services under its Agreement with the Fund but are not subject to precise evaluation. Research services provided by brokers to the Fund or to Southeastern are considered to be supplementary to, and not in lieu of services required to be performed by Southeastern. While Southeastern is authorized by its contract with the Funds to purchase research services with Fund commissions as permitted by Section 28(e) of the 1934 Act (as described above), Southeastern does not consider this service in selecting firms to execute portfolio transactions for the Funds. Southeastern performs its own independent research in performing investment counsel services for the Funds. Southeastern may obtain supplemental investment research information from certain brokerage firms in the ordinary course of business, but Southeastern evaluates brokers based on the quality of their execution and brokerage services and does not make trading allocations to receive research.

4. Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of Southeastern, better prices and execution may be obtained on a commission basis or from other sources. Southeastern may also utilize electronic communication networks (ECN’s) when the requisite volume of securities can be purchased or sold in the desired price range.

Investment decisions for each Fund are made independently from those of the other Funds or accounts of other clients managed by Southeastern, but the same security may be held in the portfolios of more than one Fund or by a number of managed accounts. When several accounts and the Funds’ portfolios simultaneously purchase or sell the same security, the prices and amounts will be equitably allocated among all such accounts. In some situations this procedure could adversely affect the price or quantity of the security available to one or more of the Funds, but in other situations the ability to participate in larger volume transactions may enable a Fund to realize better executions, prices, and lower commissions.

Southeastern does not own an interest in any brokerage firm and places trades for the Funds through non-affiliated brokerage firms. Brokerage commissions paid by the Funds for the past three years are as follows:

	2008	2007	2006

Partners Fund	$6,996,469	$7,508,287	$5,791,318
Small-Cap Fund	1,754,412	2,866,464	3,854,126
International Fund	4,036,255	3,479,670	2,191,226

CAPITAL STOCK AND INDEMNIFICATION RIGHTS

Longleaf Partners Funds Trust (the “Trust”) is a Massachusetts business trust which presently has three separate series or Funds. Each series issues its capital stock in the form of shares of beneficial interest having no par value. Each Fund may issue an unlimited number of shares of beneficial interest, all of which are of one class. Each share of each Fund has equal voting rights with all other shares of that Fund. Shares do not have cumulative voting rights, which means that holders of less than 50% of the outstanding shares cannot cumulate their total votes for all Trustees in order to elect a single Trustee, and the holders of more than 50% of the outstanding shares may elect 100% of the particular Fund’s Trustees.

A Massachusetts business trust is not required to hold annual meetings of shareholders. Annual meetings ordinarily will not be held unless so required by the provisions of the Investment Company Act of 1940, which would include such matters as amending the investment advisory agreement or electing new members of the Board of Trustees. The Board of Trustees may fill vacancies on the Board if at least two-thirds of the Trustees serving after the new appointment were elected by shareholders.

Each share of beneficial interest represents an equal proportionate interest in the assets of the particular Fund with every other share and each share is entitled to a proportionate share of dividends and distributions of net income and capital gains belonging to that Fund when declared by the Board of Trustees. There are no preemptive, subscription, or conversion rights.

When a Fund has received payment of the net asset value per share, each share issued is fully paid and non-assessable. Under Massachusetts law, shareholders of a mutual fund which is a series of a Massachusetts business trust could, in theory, be held personally liable for certain obligations of the particular series. Our Declaration of Trust contains an express disclaimer of shareholder liability for obligations of each series, and this disclaimer is included in contracts between the Funds and third parties. The Declaration of Trust also provides for indemnification from the assets of each series for shareholder liability for covered acts or obligations should any shareholder be held personally liable under these provisions.

The Declaration of Trust and By-Laws provide that no Trustee or agent of any Fund shall be subject to any personal liability to the Fund or its shareholders for any action or failure to act, except for such person’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the person’s duties. The Trust indemnifies each such person against all such losses other than the excepted losses. The agreements between the Trust and, respectively, the Investment Counsel and the Fund Administrator provide for indemnification and relieve each such entity of liability for any act or omission in the course of its performance under the particular agreement, including any mistake of judgment, in the absence of willful misfeasance, bad faith or gross negligence.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

The methods of purchasing and redeeming shares through the transfer agent, PNC Global Investment Servicing, are described on pages 25 through 35 of the Prospectus. Shares are offered and redeemed at the net asset value per share next computed after receiving a purchase order or a redemption request. Such calculations are made once a day, at the close of regular trading on the New York Stock Exchange, usually at 4:00 p.m. Eastern Time.

To compute net asset value per share, we value all Fund assets daily, including accruing dividends declared on portfolio securities and other rights to future income. Liabilities are accrued and subtracted from assets, and the resulting amount is divided by the number of shares of beneficial interest then outstanding. The following formula illustrates this calculation:

Net Assets Shares Outstanding	equals	Net Asset Value Per Share

The net asset value per share for each of the Longleaf Partners Funds as shown in the Statements of Assets and Liabilities for the year ended December 31, 2008, shown on page 43, was calculated as follows:

Partners Fund		Small-Cap Fund		International Fund

$5,788,782,183 368,873,605	= $15.69	$1,803,685,299 123,720,840	= $14.58	$2,041,338,187 184,015,448	= $11.09

In valuing Fund assets, we apply the following procedures:

(1)	Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s closing price;

(2)	In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities;

(3)	When market quotations are not readily available, valuations of portfolio securities may be determined in accordance with procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value pricing depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

(4)	Repurchase agreements are valued at cost which, combined with accrued interest, approximates market;

(5)	Short-term United States Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds’ Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

(6)	The value of other assets, including restricted and not readily marketable securities, will be determined in good faith at fair value under procedures established by and under the general supervision of the Trustees; and

(7)	Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using a method of determining a rate of exchange consistent with policies established by the Board of Trustees.

The Funds normally calculate net asset value as of the close of business of the New York Stock Exchange. Trading in securities on European and Far Eastern securities exchanges or in other foreign markets is normally completed at times when the New York Stock Exchange is not open for business. In addition, trading in such international markets may not take place on days when the New York Stock Exchange is open for business. Because of the different trading days or hours in the various foreign markets, the calculation of the Funds’ net asset value may not take place contemporaneously with the determination of the closing prices of some foreign securities on the particular foreign exchanges or in other foreign markets in which those securities are traded.

Should events occur which could materially or significantly affect the valuation of such securities between the time when their closing prices are determined in the usual manner and the time the net asset value is calculated, the Funds may, in the discretion of the Board of Trustees and consistent with any specific regulatory requirements, elect to value these securities at fair value as determined in good faith by the Board of Trustees.

ADDITIONAL TAX INFORMATION

Each Fund intends to qualify for favorable tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service. In order to qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities and other income (including gains from options, futures and forward foreign currency contracts) derived with respect to its business of investing in such securities. Each Fund must also diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of total assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and regulated investment companies). Further, a Fund may invest not more than 25% of the value of its total assets in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

If a Fund qualifies under the Internal Revenue Code for favorable tax treatment, it is not subject to federal income tax or state taxation in the Commonwealth of Massachusetts on its investment company taxable income and any net realized capital gains which are distributed to shareholders. Instead, shareholders other than tax exempt organizations are taxable at their federal income tax rates on the distributions declared, even if the distributions are reinvested in additional shares of the Funds. If a Fund should fail to qualify for favorable tax treatment under the Internal Revenue Code, the Fund itself would be subject to federal income tax and to taxation by the Commonwealth of Massachusetts on these amounts. To qualify again for favorable tax treatment under the Internal Revenue Code, the Fund must distribute all undistributed earnings and profits to shareholders, who then would be subject to taxation on the amounts distributed.

Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is not possible to determine the effective rate of foreign tax in advance, because the amount of assets to be invested within various countries is not known.

If a Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” for U.S. federal income tax purposes and the Fund does not elect or is not able to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a dividend by the Fund to its U.S. shareholders. A Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a “passive foreign investment company” will not give rise to any deduction or credit to the Fund or any shareholder. If a Fund owns shares in a “passive foreign investment company” and the Fund is able to treat the foreign corporation as a “qualified electing fund” under the Code or under special rules applicable to registered investment companies, the Fund may be required to include in its income each year a portion of the ordinary income and net realized capital gains and unrealized appreciation of the foreign corporation, even if this income is not distributed to the Fund. Any such income may be treated as ordinary income and would be subject to the distribution requirements described above, even if the Fund does not receive any amounts to distribute. Alternatively, the Fund may elect to “mark to market” shares in a “passive foreign investment company.” If this election is made, the stock in a “passive foreign investment company” is marked to market (treated as if it were sold) at the close of the Fund’s taxable year. If the “passive foreign investment company” stock is in an unrealized gain position at that time, the Fund will recognize the gain as ordinary income which is subject to the Fund’s distribution requirements. If the “passive foreign investment company” stock is in an unrealized loss position, the losses are permitted to be recognized, but only to the extent of “mark to market” gains previously taken into account on that stock.

INVESTMENT PERFORMANCE AND TOTAL RETURN

Total Return Calculation.  The average annual total return on an investment in shares of each of the Funds for a particular period is calculated using a specific formula required by the Securities & Exchange Commission. The formula takes into account any appreciation or depreciation in the portfolio, assumes reinvestment of all dividends and capital gains distributions, and then mathematically averages the return over the length of time covered by the calculation. The formula used for computing average annual total return, as specified by regulation, is as follows:

“Average Annual Total Return” shall mean the average annual compounded rate of return, computed according to the following formula:

P(1+T) to the nth power = ERV

Where	P	=	a hypothetical initial investment of $1,000
	T	=	average annual total return
	n	=	number of years (or fractional portions thereof)
	ERV	=	ending value of a hypothetical $1,000 investment made at the beginning of the period (or fractional portion thereof).

The average annual total returns of each of the Funds for the years ended December 31 for the past ten years or since inception, if shorter, are as follows:

	Partners	Small-Cap	International
	Fund	Fund	Fund

2008	(50.60)%	(43.90)%	(39.60)%
2007	(.44)	2.80	15.29
2006	21.63	22.33	17.07
2005	3.62	10.75	12.88
2004	7.14	14.78	10.21
2003	34.80	43.85	41.52
2002	(8.34)	(3.74)	(16.51)
2001	10.34	5.45	10.47
2000	20.60	12.80	25.93
1999	2.18	4.05	24.37

The average annual returns for each of the Funds for the cumulative periods shown, ending on December 31, 2008, are as follows:

Partners Fund
Five years ended 12/31/08	(7.86)%
Ten years ended 12/31/08	1.10
Small-Cap Fund
Five years ended 12/31/08	(2.16)
Ten years ended 12/31/08	4.39
International Fund
Five years ended 12/31/08	0.28
Ten years ended 12/31/08	7.57

Investment Performance Information.  The Funds may publish their total returns in advertisements and communications to shareholders. Total return information will include the average annual compounded rate of return for the one, five, and ten year periods (or since initial public offering) ended at the close of the most recent calendar quarter. Each Fund may also advertise or provide aggregate and average total return information for different periods of time, such as the latest calendar quarter or for the calendar year-to-date.

Each Fund may also compare its performance to that of widely recognized unmanaged stock market indices as well as other more specialized indices. The Funds may also compare their performance with that of other mutual funds having similar investment objectives and with the industry as a whole, as determined by outside services such as Lipper Analytical Services, Inc., CDA Technologies, Morningstar, Inc., and The Value Line Mutual Fund Survey. The Funds may also provide information on their relative rankings as published in such newspapers and magazines as The Wall Street Journal, Barron’s, Forbes, Business Week, Money, Financial World, and other similar publications.

Use of Total Return Information.  Average annual total return information may be useful to investors in considering each Fund’s past investment performance. However, certain factors should be taken into account before basing an investment decision on this information. First, in comparing the Fund’s total return with the total return of any market indices for the same period, the investor should be aware that market indices are unmanaged and unhedged and contain different and more numerous securities than the Funds’ portfolios. Some market indices are not adjusted for reinvested dividends, and no adjustment is made in market indices for taxes payable on distributions. After tax calculations applicable to the Funds’ total returns are shown in the Prospectus on pages 9, 11, and 13.

An investment in the Funds is an equity investment. As a result, total returns will fluctuate over time, and the total return for any past period is not an indication or representation as to future rates of total return. When comparing each Fund’s total returns with those of other alternatives such as fixed income investments, investors should understand that an equity fund may be subject to greater market risks than are money market or fixed income investments, and that the Funds are designed for investors who are willing to accept such greater market risks for the possibility of realizing greater long-term gains. There is no assurance that the Funds’ investment objectives will be achieved.

TABLE OF BOND AND PREFERRED STOCK RATINGS

Description of Moody’s Investors Service, Inc. corporate bond ratings:

Aaa — Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Moody’s Investors Service, Inc. preferred stock ratings:

aaa — An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of convertible preferred stocks.

aa — An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a — An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa — An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba — An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b — An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa — An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Description of Standard & Poor’s Corporation corporate bond and preferred stock ratings:

AAA — Securities rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA — Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A — Securities rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than securities in higher rated categories.

BBB — Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for securities in higher rated categories.

BB, B and CCC — Securities rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and CCC the highest degree of speculation. While such securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB — Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B — Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or BB rating.

CCC — Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Plus (+) or Minus (–): The ratings from A to CCC may be modified by the addition of a plus or minus sign to show relative standing within major rating categories.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended December 31, 2008, audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, are included in the printed Annual Report to Shareholders of the Funds. The Financial Statements contained in the printed Annual Report, together with the Report of Independent Registered Public Accounting Firm dated February 6, 2009, are included as a part of this Statement of Additional Information on the following pages.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Longleaf Partners Funds Trust and Shareholders of Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund (comprising Longleaf Partners Funds Trust, hereafter referred to as the “Funds”) at December 31, 2008, and the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 6, 2009

Partners Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2008

Shares			Value
Common Stock 91.1%
		Broadcasting and Cable 16.1%
9,911,000	*	The DIRECTV Group, Inc.	$227,061,010
40,459,818	*	Liberty Media Entertainment Corporation – Class A	707,237,619

			934,298,629

		Construction Materials 4.1%
25,719,722		Cemex S.A.B. de C.V. ADS (Foreign)	235,078,259

		Entertainment 4.8%
12,249,100		The Walt Disney Corporation	277,932,079

		Hotels 3.5%
10,459,632		Marriott International, Inc.	203,439,842

		Internet and Catalog Retail 2.1%
38,289,181	*	Liberty Media Holding Corporation – Interactive Series A	119,462,245

		Internet Services 4.7%
19,510,566	*	eBay, Inc.	272,367,501

		Multi-Industry 4.8%
12,559,000		Koninklijke (Royal) Philips Electronics N.V. (Foreign)	249,003,560
1,602,731		Koninklijke (Royal) Philips Electronics N.V. ADR (Foreign)	31,846,265

			280,849,825

		Natural Resources 9.1%
23,862,125		Chesapeake Energy Corporation	385,850,561
8,657,900		Pioneer Natural Resources Company(b)	140,084,822

			525,935,383

		Pharmacies and Drug Stores 4.9%
11,508,872		Walgreen Co.	283,923,872

		Property & Casualty Insurance 8.6%
63,701,000		The NipponKoa Insurance Company, Ltd. (Foreign)(b)	495,581,331

		Restaurants 7.1%
13,057,056		Yum! Brands, Inc.	411,297,264

		Technology 12.1%
48,549,212	*	Dell Inc.(d)	497,143,931
53,476,000	*	Sun Microsystems, Inc.(b)	204,278,320

			701,422,251

		Telecommunications 5.5%
153,597,754	*	Level 3 Communications, Inc.(b)	107,518,428
1,530,800		Telephone and Data Systems, Inc.	48,602,900
5,666,200		Telephone and Data Systems, Inc. – Special	159,220,220

			315,341,548

See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2008

Shares		Value

	Transportation 3.7%
3,310,261	FedEx Corporation	$212,353,243

	Total Common Stocks (Cost $7,808,208,603)	5,269,283,272

Principal
Amount
Corporate Bonds 3.1%
	Automobiles 1.0%
16,284,100	General Motors Corporation, 5.25% Series B Convertible Senior Debentures due 2032	56,017,304

	Telecommunications 2.1%
40,000,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 3-15-10(b)	28,000,000
100,062,000	Level 3 Communications, Inc., 15% Convertible Senior Notes due 1-15-13(b)(c)	96,289,663

		124,289,663

	Total Corporate Bonds (Cost $320,645,613)	180,306,967

Contracts
Options Purchased —%

	Technology
50,000	Sun Microsystems, Inc. Call, January 2010, Strike Price $10 (Cost $10,148,500)(b)	1,375,000

Principal
Amount

Short-Term Obligations 5.3%
108,104,000	Repurchase Agreement with State Street Bank, 0.01% due 1-2-09, Repurchase price $108,104,060 (Collateral: $110,435,000 U.S. Treasury Bill, 0.31%, due 7-30-09, Value $110,269,348)	108,104,000
200,000,000	U.S. Treasury Bill, 0.11% due 6-25-09	199,545,600

Total Short-Term Obligations (Cost $307,997,055)	307,649,600

Total Investments (Cost $8,446,999,771)(a)	99.5%	5,758,614,839
Other Assets and Liabilities, Net	0.5	30,167,344

Net Assets	100.0%	$5,788,782,183

Net asset value per share	$15.69

*  Non-income producing security.

(a)	Aggregate cost for federal income tax purposes is $8,745,447,096 Net unrealized depreciation of $(2,688,384,932) consists of unrealized appreciation and depreciation of $958,646,810 and $(3,647,031,742), respectively.

(b)	Affiliated issuer. See Note 7.

(c)	Illiquid and board valued. See Note 8.

(d)	All or portion designated as collateral. See Note 9.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 17% of net assets.

See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2008

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Loss

35,741,564,000	Japanese Yen 2-5-09	$394,575,497	$(53,026,580)
4,800,000,000	Japanese Yen 3-27-09	53,049,187	(4,718,120)

		$447,624,684	$(57,744,700)

See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2008

Shares			Value
Common Stock 97.4%
		Construction Materials 4.8%
2,514,100		Texas Industries, Inc.(b)	$86,736,450

		Education & Media 7.6%
352,167		The Washington Post Company – Class B	137,433,172

		Entertainment 4.2%
3,335,458	*	Discovery Communications, Inc. – Class A	47,230,085
2,179,133	*	Discovery Communications, Inc. – Class C	29,178,591

			76,408,676

		Food 4.9%
12,282,000		Del Monte Foods Company(b)	87,693,480

		Funeral Services 3.9%
14,252,178		Service Corporation International(b)	70,833,325

		Grocery – Retail 4.8%
3,107,459		Ruddick Corporation(b)	85,921,241

		Information Technology 6.6%
7,076,400		Fair Isaac Corporation(b)	119,308,104

		Insurance Brokerage 4.9%
3,528,000		Willis Group Holdings Limited (Foreign)	87,776,640

		Manufacturing 4.0%
6,581,000		Worthington Industries, Inc.(b)	72,522,620

		Medical and Photo Equipment 4.0%
3,639,800		Olympus Corporation (Foreign)	72,863,674

		Natural Resources 6.0%
429,902	*	Clearwater Paper Corporation	3,606,880
4,004,300		Pioneer Natural Resources Company	64,789,574
1,504,658		Potlatch Corporation	39,136,154

			107,532,608

		Property & Casualty Insurance 23.9%
1,541,100		Everest Re Group, Ltd. (Foreign)	117,339,354
654,500		Fairfax Financial Holdings Limited (Foreign)	206,767,922
357,549	*	Markel Corporation	106,907,151

			431,014,427

		Restaurants 6.9%
2,978,100		DineEquity, Inc.(b)	34,426,836
18,146,008		Wendy’s/Arby’s Group, Inc.	89,641,280

			124,068,116

		Retail 2.0%
9,050,748		Dillards, Inc. – Class A(b)	35,931,470

See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2008

Shares			Value

		Telecommunications 8.9%
52,451,000	*	Level 3 Communications, Inc.	$36,715,700
14,732,670	*	tw telecom inc.(b)	124,785,715

			161,501,415

		Total Common Stocks (Cost $2,606,949,835)	1,757,545,418

Principal
Amount
Short-Term Obligations 2.3%
41,471,000	Repurchase Agreement with State Street Bank, 0.01% due 1-2-09, Repurchase price $41,471,023 (Collateral: $42,365,000 U.S. Treasury Bill, 0.31%, due 7-30-09, Value $42,301,453)	41,471,000

Total Investments (Cost $2,648,420,835)(a)	99.7%	1,799,016,418
Other Assets and Liabilities, Net	0.3	4,668,881

Net Assets	100.0%	$1,803,685,299

Net asset value per share		$14.58

*  Non-income producing security.

(a)	Aggregate cost for federal tax purposes is $2,648,740,804. Net unrealized depreciation of $(849,404,417) consists of unrealized appreciation and depreciation of $162,428,172 and $(1,011,832,589), respectively.

(b)	Affiliated issuer. See Note 7.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 27% of net assets.

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2008

Shares			Value
Common Stock 100.8%
		Conglomerate 10.7%
4,716,353		ACS, Actividades de Construccion Y Servicios, S.A. (Spain)(b)	$219,010,591

		Construction Materials 4.6%
10,297,000		Cemex S.A.B. de C.V. ADS (Mexico)	94,114,580

		Hotels 10.3%
2,430,000		Accor S.A. (France)(b)	119,700,635
54,955,400		Genting Berhad (Malaysia)(b)	59,085,044
6,323,413		NH Hoteles, S.A. (Spain)	33,206,128

			211,991,807

		Industrial Conglomerate 5.0%
5,887,000		Ingersoll-Rand Company Limited (Bermuda)	102,139,450

		Insurance Brokerage 4.4%
3,586,000		Willis Group Holdings Limited (United Kingdom)	89,219,680

		Medical and Photo Equipment 5.7%
5,779,600		Olympus Corporation (Japan)(b)	115,699,460

		Multi-Industry 12.1%
15,403,000		Cheung Kong Holdings Limited (Hong Kong)(b)	146,938,930
1,165,931		Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	23,116,567
3,855,269		Koninklijke (Royal) Philips Electronics N.V. ADR (Netherlands)	76,604,195

			246,659,692

		Natural Resources 6.6%
600,000		EnCana Corporation (Canada)	27,888,000
2,426,500		Japan Petroleum Exploration Co., Ltd. (Japan)(b)	106,683,899

			134,571,899

		Property & Casualty Insurance 26.8%
665,874		Fairfax Financial Holdings Limited (Canada)	210,361,167
28,556,000		The NipponKoa Insurance Company, Ltd. (Japan)(b)	222,160,099
15,531,000		Sompo Japanese Insurance Company Inc. (Japan)	115,002,135

			547,523,401

		Restaurants 5.0%
3,223,000		Yum! Brands, Inc. (United States)	101,524,500

		Securities Brokerage 4.8%
16,478,000		Daiwa Securities Group, Inc. (Japan)(b)	98,922,680

		Technology 4.8%
9,488,000	*	Dell Inc. (United States)	97,157,120

		Total Common Stocks (Cost $2,423,410,964)	2,058,534,860

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2008

Principal
Amount		Value
Short-Term Obligations 1.6%
31,443,000	Repurchase Agreement with State Street Bank, 0.01% due 1-2-09, Repurchase price $31,443,017 (Collateral: $32,125,000 U.S. Treasury Bill, 0.31%,due to 7-30-09., Value $32,076,813)	$ 31,443,000

Total Investments (Cost $2,454,853,964)(a)	102.4%	2,089,977,860
Other Assets and Liabilities, Net	(2.4)	(48,639,673)

Net Assets	100.0%	$2,041,338,187

Net asset value per share		$11.09

*  Non-income producing security.

(a)	Also represents aggregate cost for federal income tax purposes. Net unrealized depreciation of $(364,876,104) consists of unrealized appreciation and depreciation of $350,669,258 and $(715,545,362), respectively.

(b)	All or a portion designated as collateral for forward currency contracts. See Note 9.

Note:	Country listed in parenthesis after each company indicates location of headquarters.

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2008

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain(Loss)

180,000,000	Euro 3-27-09	$249,501,067	$(22,260,073)
27,033,000,000	Japanese Yen 2-5-09	298,435,721	(41,014,276)
7,700,000,000	Japanese Yen 3-27-09	85,099,738	(2,612,701)
142,500,000	Malaysian Ringgit 6-26-09	41,159,395	1,330,702

		$674,195,921	$(64,556,348)

COUNTRY WEIGHTINGS

	Equity	Net
	Only	Assets

Japan	32.0%	32.2%
Spain	12.2	12.3
Canada	11.6	11.7
United States	9.7	9.8
Hong Kong	7.1	7.2
France	5.8	5.8
Bermuda	5.0	5.0
Netherlands	4.8	4.9
Mexico	4.6	4.6
United Kingdom	4.3	4.4
Malaysia	2.9	2.9

	100.0%	100.8

Cash, other assets and liabilities, net		(0.8)

		100.0%

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2008

	Partners	Small-Cap	International
	Fund	Fund	Fund
Assets:
Investments:
Affiliated securities, at market value (cost $1,816,757,649, $1,193,867,110 and $0, respectively) (Note 2 and 7)	$1,073,127,564	$718,159,241	$–
Other securities, at market value (cost $6,630,242,122, $1,454,553,725 and $2,454,853,964, respectively) (Note 2)	4,685,487,275	1,080,857,177	2,089,977,860

Total Investments	5,758,614,839	1,799,016,418	2,089,977,860
Cash	356	690	230
Receivable for:
Fund shares sold	43,159,449	891,855	611,218
Dividends and interest	9,015,503	1,652,217	1,126,297
Securities sold	52,044,967	5,900,051	20,526,317
Foreign tax reclaims	–	–	1,218,455
Prepaid assets	214,946	83,247	100,279

Total Assets	5,863,050,060	1,807,544,478	2,113,560,656

Liabilities:
Payable for:
Forward currency contracts (Note 2)	57,744,700	–	64,556,348
Fund shares redeemed	12,096,513	2,360,472	4,853,432
Investment counsel fee (Note 3)	3,552,960	1,205,575	2,465,235
Administration fee (Note 4)	462,435	149,450	164,349
Other accrued expenses	411,269	143,682	183,105

Total Liabilities	74,267,877	3,859,179	72,222,469

	$5,788,782,183	$1,803,685,299	$2,041,338,187

Net Assets:
Net assets consist of:
Paid-in capital	$9,280,347,225	$2,953,389,126	$2,531,455,110
Undistributed net investment income	1,624,594	–	–
Accumulated net realized loss on investments and foreign currency	(747,060,004)	(300,299,410)	(60,573,433)
Unrealized loss on investments and foreign currency	(2,746,129,632)	(849,404,417)	(429,543,490)

Net Assets	$5,788,782,183	$1,803,685,299	$2,041,338,187

Net asset value per share	$15.69	$14.58	$11.09

Fund shares issued and outstanding	368,873,605	123,720,840	184,015,448

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF OPERATIONS
for the year ended December 31, 2008

	Partners	Small-Cap	International
	Fund	Fund	Fund
Investment Income:
Income:
Dividends from non-affiliates (net of foreign tax withheld of $2,222,755, $588,758 and $5,079,293, respectively)	$75,589,639	$17,480,934	$56,666,375
Dividends from affiliates (net of foreign tax withheld of $337,161, $0, and $0 respectively) (Note 7)	7,076,798	18,695,213	–
Interest	15,508,838	550,033	1,114,265
Other income	23,539	–	291,934

Total income	98,198,814	36,726,180	58,072,574

Expenses:
Investment counsel fee (Note 3)	71,588,869	22,212,105	44,782,868
Administration fee (Note 4)	9,411,849	2,828,281	3,104,452
Transfer agent fees and expenses	2,039,813	561,602	683,627
Prospectus and shareholder reports	760,098	168,101	174,599
Custodian fees and expenses	241,799	25,800	484,500
Trustees’ fees and expenses	360,898	185,449	185,449
Registration fees	122,315	50,703	54,173
Professional fees	192,530	184,370	180,580
Other	240,295	89,083	97,187

Total expenses	84,958,466	26,305,494	49,747,435

Net investment income	13,240,348	10,420,686	8,325,139

Realized and unrealized gain(loss):
Net realized gain(loss):
Non-affiliated securities	(695,169,163)	(127,412,078)	(77,734,696)
Affiliated securities (Note 7)	396,986	(172,567,363)	–
Forward currency contracts	(41,059,844)	–	7,682,888
Foreign currency transactions	(355,526)	27,406	(96,396)

Net loss	(736,187,547)	(299,952,035)	(70,148,204)

Change in unrealized depreciation:
Securities	(5,014,108,715)	(1,256,493,665)	(1,454,930,232)
Other assets, liabilities and forwards	(197,471,749)	–	(55,237,141)

Change in net unrealized depreciation	(5,211,580,464)	(1,256,493,665)	(1,510,167,373)

Net realized and unrealized loss	(5,947,768,011)	(1,556,445,700)	(1,580,315,577)

Net decrease in net assets resulting from operations	$(5,934,527,663)	$(1,546,025,014)	$(1,571,990,438)

See Notes to Financial Statements.

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Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Partners Fund
	Year ended December 31,
	2008	2007
Operations:
Net investment income(loss)	$13,240,348	$22,883,199
Net realized gain(loss) from investments and foreign currency transactions	(736,187,547)	668,887,134
Net change in unrealized appreciation (depreciation) of securities, other assets, liabilities and forwards	(5,211,580,464)	(749,839,428)

Net increase (decrease) in net assets resulting from operations	(5,934,527,663)	(58,069,095)

Distributions to shareholders:
From net investment income	(11,430,796)	(22,989,926)
From net realized gain on investments	(236,097,775)	(502,427,749)
From return of capital	–	–

Net decrease in net assets resulting from distributions	(247,528,571)	(525,417,675)

Capital share transactions (Note 6):
Net proceeds from sale of shares	2,620,154,082	1,847,571,102
Net asset value of shares issued to shareholders for reinvestment of shareholder distributions	227,059,531	483,973,810
Cost of shares redeemed	(2,107,474,304)	(1,388,553,281)

Net increase (decrease) in net assets from fund share transactions	739,739,309	942,991,631

Total increase (decrease) in net assets	(5,442,316,925)	359,504,861
Net assets:
Beginning of year	11,231,099,108	10,871,594,247

End of year	$5,788,782,183	$11,231,099,108

Undistributed net investment income included in net assets at end of year	$1,624,594	$170,568

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

Small-Cap Fund		International Fund
Year ended December 31,		Year ended December 31,
2008	2007	2008	2007

$10,420,686	$18,604,766	$8,325,139	$(1,403,045)
(299,952,035)	413,952,051	(70,148,204)	436,437,389

(1,256,493,665)	(331,244,979)	(1,510,167,373)	64,287,020

(1,546,025,014)	101,311,838	(1,571,990,438)	499,321,364

(10,448,092)	(18,574,105)	(8,228,743)	(137,704)
(55,239,834)	(465,094,732)	(134,284,828)	(370,610,966)
(5,666,933)	–	(3,227,795)	–

(71,354,859)	(483,668,837)	(145,741,366)	(370,748,670)

375,311,743	443,790,548	572,061,736	626,094,844

64,762,131	452,315,551	129,894,878	343,636,268
(555,060,645)	(424,981,782)	(845,706,194)	(450,022,148)

(114,986,771)	471,124,317	(143,749,580)	519,708,964

(1,732,366,644)	88,767,318	(1,861,481,384)	648,281,658

3,536,051,943	3,447,284,625	3,902,819,571	3,254,537,913

$1,803,685,299	$3,536,051,943	$2,041,338,187	$3,902,819,571

$ –	$ –	$ –	$ –

See Notes to Financial Statements.

Longleaf Partners Funds
NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

The Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies
Management Estimates
The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation
Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.

In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities.

When market quotations are not readily available, valuations of portfolio securities may be determined in accordance with procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds’ Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued as determined by the Board of Trustees, consistent with any regulatory guidelines.

Accounting for Investments
For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes
The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Forward Currency Contracts
Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts in qualifying currencies are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts
The Funds generally use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings. Each Fund may seek to hedge foreign currency exposure to the full extent of its investment in foreign securities, but there is no requirement that all foreign securities be hedged. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited. In addition, the Funds could be exposed to risks if the counterparty to these contracts, State Street Bank, is unable to perform.

Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Funds’ custodian bank sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Options
The current market value of an exchange traded option is the last sales price. Over-the-counter options are valued in accordance with fair value procedures established by and under the general supervision of the Funds’ Trustees.

New Accounting Pronouncements
In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (“FAS 161”), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivatives and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statements and related disclosures.

Note 3. Investment Counsel Agreement

Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets	1.00%
In excess of $400 million	.75%

For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current year.

The International Fund fee is calculated in accordance with the following schedule:

First $2.5 billion of average daily net assets	1.50%
In excess of $2.5 billion	1.25%

For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current year.

Note 4. Fund Administrator

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Note 5. Investment Transactions

Purchases and sales of equity securities, corporate bonds and purchased options for the period (excluding short-term obligations) are summarized below:

	Purchases	Sales

Partners Fund	$2,830,178,115	$2,755,135,753
Small-Cap Fund	636,707,975	828,147,876
International Fund	1,340,643,382	1,615,761,304

Written options not included in the above purchase and sales transactions for the Partners Fund include:

	Contracts	Premiums

Options outstanding at December 31, 2007	–	$–
Options written	42,720,000	85,133,840
Options closed	(42,720,000)	(85,133,840)

Options outstanding at December 31, 2008	–	$–

Note 6. Shares of Beneficial Interest

Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	Year ended December 31, 2008
	Partners	Small-Cap	International
	Fund	Fund	Fund

Shares sold	106,833,307	17,388,825	36,708,815
Reinvestment of shareholder distributions	14,206,061	4,552,502	12,499,241
Shares redeemed	(90,836,440)	(28,987,627)	(62,500,858)

	30,202,928	(7,046,300)	(13,292,802)

	Year ended December 31, 2007
	Partners	Small-Cap	International
	Fund	Fund	Fund

Shares sold	51,446,827	14,136,539	30,245,403
Reinvestment of shareholder distributions	13,616,121	15,682,616	16,961,316
Shares redeemed	(38,228,936)	(13,502,562)	(21,980,160)

	26,834,012	16,316,593	25,226,559

Note 7. Affiliated Issuer

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. Each Fund held at least five percent of the outstanding voting stock of the following companies during the year ended December 31, 2008:

	Shares(a) at		Market Value
	December 31,		December 31,
	2008		2008	2007

Partners Fund
Level 3 Communications, Inc.*	153,597,754		$107,518,428	$466,937,172
Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 3-15-10	40,000,000	(b)	28,000,000	–
Level 3 Communications, Inc., 15% Convertible Senior Notes due 1-15-13	100,062,000	(b)	96,289,663	–
The NipponKoa Insurance Company, Ltd.	63,701,000		495,581,331	579,903,478
Pioneer Natural Resources Company	8,657,900		140,084,822	422,851,836
Sun Microsystems, Inc.*	53,476,000		204,278,320	480,444,927
Sun Microsystems, Inc., Call January 2010 Strike Price $10	50,000	(c)	1,375,000	–

			1,073,127,564	1,950,137,413

Small-Cap Fund
Del Monte Foods Company	12,282,000		87,693,480	148,761,177
Dillard’s, Inc. — Class A	9,050,748		35,931,470	169,973,047
DineEquity, Inc. (formerly IHOP Corp.)	2,978,100		34,426,836	108,938,898
Fair Isaac Corporation	7,076,400		119,308,104	171,096,192
Hilb Rogal & Hobbs Company	–		–	143,066,048
Ruddick Corporation	3,107,459		85,921,241	167,230,745
Service Corporation International	14,252,178		70,833,325	193,403,870
Texas Industries, Inc.	2,514,100		86,736,450	227,460,480
tw telecom inc.*	14,732,670		124,785,715	–
Worthington Industries, Inc.	6,581,000		72,522,620	144,449,623

			$718,159,241	$1,474,380,080

Purchases, sales and income for these affiliates for the year ended December 31, 2008 were as follows:

			Dividend
			or Interest
	Purchases	Sales	Income(d)
Partners Fund
Level 3 Communications, Inc.*	$–	$–	$–
Level 3 Communications, Inc. 6% Convertible Senior Notes due 3-15-10	45,000,000	3,500,000	318,379	(e)
Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 3-15-10	100,062,000	–	435,656	(e)
The NipponKoa Insurance Company, Ltd.	–	–	4,479,428
Pioneer Natural Resources Company	–	–	2,597,370
Sun Microsystems, Inc.*	350,347,972	25,763,856	–
Sun Microsystems, Inc., Call January 2010 strike Price $10	10,148,500	–	–

	505,558,472	29,263,856	7,830,833

			Dividend
			or Interest
	Purchases	Sales	Income(d)
Small-Cap Fund
Del Monte Foods Company	–	23,182,533	2,516,045
Dillard’s, Inc. — Class A	–	–	1,448,120
DineEquity, Inc. (formerly IHOP Corp.)	–	–	2,978,100
Fair Isaac Corporation	38,977,454	–	516,158
Hilb Rogal & Hobbs Company	–	155,413,943	684,281
Ruddick Corporation	–	52,462,912	2,050,735
Service Corporation International	25,570,762	23,406,352	2,200,453
Texas Industries, Inc.	4,321,360	30,084,891	981,841
tw telecom inc.*	177,960,605	–	–
Worthington Industries, Inc.	2,572,967	23,858,524	5,319,480

	$249,403,148	$308,409,155	$18,695,213

*  Non-income producing

(a)	Common stock unless otherwise noted.

(b)	Principal amount.

(c)	Contracts.

(d)	Dividend income unless otherwise noted.

(e)	Interest income.

Note 8. Illiquid Security

The Partners Fund owns $100,062,000 principal amount of Level 3 Communications, Inc. 15% Convertible Senior Notes due 1-15-13. These notes were acquired directly from Level 3 in an offering registered on Form S-3 under the Securities Act of 1933, and the notes have likewise been registered for resale on Form S-3. Due to the lack of an active trading market, all or a portion of this position may be illiquid. These Level 3 notes represent 1.7% of the Partners Fund’s net assets at December 31, 2008 and are board valued using publicly observable inputs (See Note 2).

Note 9. Collateral

Securities with the following aggregate value were segregated to collateralize forward currency contracts at December 31, 2008:

Partners Fund	$460,800,000
International Fund	880,295,891

Note 10. Related Ownership

At December 31, 2008, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

	Shares Owned	Percent of Fund

Small-Cap Fund	11,368,642	9.2%
International Fund	19,894,991	10.8

Note 11. Fair Value for Financial Reporting

Effective January 1, 2008, the Funds became subject to Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value for financial reporting, creates a three-tier framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Funds’, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

A summary of the inputs used in valuing the Funds’ net assets as December 31, 2008 follows:

	Partners Fund
		Other Financial
		Instruments
	Investment	(Unrealized
	in Securities	Depreciation)*

Level 1 – quoted prices	$4,917,740,285	$(57,744,700)
Level 2 – significant other observable inputs	840,874,554	–
Level 3 – significant unobservable inputs	–	–

Total	$5,758,614,839	$(57,744,700)

	Small-Cap Fund
		Other Financial
		Instruments
	Investment	(Unrealized
	in Securities	Depreciation)*

Level 1 – quoted prices	$1,726,152,744	$ –
Level 2 – significant other observable inputs	72,863,674	–
Level 3 – significant unobservable inputs	–	–

Total	$1,799,016,418	$ –

	International Fund
		Other Financial
		Instruments
	Investment	(Unrealized
	in Securities	Depreciation)*

Level 1 – quoted prices	$830,451,692	$(64,556,348)
Level 2 – significant other observable inputs	1,259,526,168	–
Level 3 – significant unobservable inputs	–	–

Total	$2,089,977,860	$(64,556,348)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as forward currency contracts, which are valued at the unrealized appreciation/depreciation of the investment. These financial instruments are presented following the Portfolio of Investments.

Note 12. Federal Income Taxes

Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions were subject to tax as follows:

	Year ended December 31, 2008
	Partners	Small-Cap	International

Long-term capital gains	$236,097,775	$55,215,889	$62,018,266
Ordinary income	11,430,796	10,472,037	80,495,305
Return of capital	–	5,666,933	3,227,795

	$247,528,571	$71,354,859	$145,741,366

	Year ended December 31, 2007
	Partners	Small-Cap	International

Long-term capital gains	$500,932,637	$428,376,693	$366,941,462
Ordinary income	24,485,038	55,292,144	3,807,208

	$525,417,675	$483,668,837	$370,748,670

The tax-basis components of net assets at December 31, 2008 were as follows:

	Partners	Small-Cap	International

Unrealized depreciation	$(2,986,832,257)	$(849,724,386)	$(364,987,142)
Unrealized appreciation	–	–	1,330,702

Net unrealized depreciation	(2,986,832,257)	(849,724,386)	(363,656,440)
Tax loss carryforwards expiring 12-31-15	(506,357,379)	(217,007,633)	(32,521,140)
Deferred post-October 31st losses	–	(82,971,808)	(93,939,343)
Undistributed ordinary income	1,624,594	–	–
Paid-in capital	9,280,347,225	2,953,389,126	2,531,455,110

	$5,788,782,183	$1,803,685,299	$2,041,338,187

The following permanent reclassifications were made between capital accounts to reflect the tax character of dividends and foreign currency transactions and the recharacterization of distributions. These reclassifications did not affect results of operations or net assets.

	Partners	Small-Cap	International

Undistributed net investment income	$(355,526)	$27,406	$(96,396)
Accumulated net realized gain on investments and foreign currency	355,526	(27,406)	(2,733,924)
Unrealized gain on investments and foreign currency	–	–	2,830,320

Longleaf Partners Funds
FINANCIAL HIGHLIGHTS

The presentation is for a share outstanding throughout each period.

			Net
			Gains
	Net		(Losses) on			Distri-
	Asset	Net	Securities	Total	Dividends	butions
	Value	Investment	Realized	From	from Net	from
	Beginning	Income	and	Investment	Investment	Capital
	of Period	(Loss)	Unrealized	Operations	Income	Gains
Partners Fund
Year ended December 31,
2008	$33.16	$.03	$(16.80)	$(16.77)	$(.03)	$(0.67)
2007	34.86	.07	(.12)	(.05)	(.07)	(1.58)
2006	30.97	.14	6.53	6.67	(.14)	(2.64)
2005	31.32	.29	.83	1.12	(.29)	(1.18)
2004	29.98	.07	2.05	2.12	(.15)	(.63)

Small-Cap Fund
Year ended December 31,
2008	27.04	.08	(11.97)	(11.89)	(.08)	(.44)
2007	30.12	.14	.93	1.07	(.14)	(4.01)
2006	27.02	.50	5.49	5.99	(.56)	(2.33)
2005	29.85	.58	2.43	3.01	(.57)	(5.27)
2004	28.81	.42	3.75	4.17	(.43)	(2.70)

International Fund
Year ended December 31,
2008	19.78	.04	(7.93)	(7.89)	(.04)	(.74)
2007	18.91	(.01)	2.95	2.94	–	(2.07)
2006	17.36	.02	2.89	2.91	(.01)	(1.35)
2005	15.55	(.01)	2.01	2.00	–	(.19)
2004	14.11	(.08)	1.52	1.44	–	–

(a)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

Longleaf Partners Funds
FINANCIAL HIGHLIGHTS

						Ratio of
					Ratio of	Net
Distri-		Net			Expenses	Investment
butions		Asset		Net Assets	to	Income
from	Total	Value		End of	Average	(Loss) to	Portfolio
Return of	Distri-	End of	Total	Period	Net	Average	Turnover
Capital	butions	Period	Return(a)	(thousands)	Assets	Net Assets	Rate

$–	$(.70)	$15.69	(50.60)%	$5,788,782	.90%	.14%	29.68%
–	(1.65)	33.16	(.44)	11,231,099	.89	.20	15.17
–	(2.78)	34.86	21.63	10,871,594	.90	.45	18.98
–	(1.47)	30.97	3.62	8,779,205	.91	.95	6.64
–	(.78)	31.32	7.14	8,999,465	.90	.28	13.38

(0.05)	(.57)	14.58	(43.90)	1,803,685	.93	.37	22.61
–	(4.15)	27.04	2.80	3,536,052	.91	.49	28.28
–	(2.89)	30.12	22.33	3,447,285	.92	1.87	34.90
–	(5.84)	27.02	10.75	2,812,543	.93	2.21	17.28
–	(3.13)	29.85	14.78	2,673,843	.93	1.52	31.04

(.02)	(.80)	11.09	(39.60)	2,041,338	1.60	.27	43.94
–	(2.07)	19.78	15.29	3,902,820	1.57	(.04)	30.44
–	(1.36)	18.91	17.07	3,254,538	1.61	.09	24.30
–	(.19)	17.36	12.88	2,880,730	1.64	(.05)	16.93
–	–	15.55	10.21	2,579,635	1.66	(.57)	18.86

Appendix A

SOUTHEASTERN ASSET MANAGEMENT, INC.
LONGLEAF PARTNERS FUNDS
PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

As an investment adviser registered with the Securities and Exchange Commission under Section 203 of the Investment Advisers Act of 1940 (the “Advisers Act”), Southeastern Asset Management, Inc. (“Southeastern”) must adopt and implement written policies and procedures that are reasonably designed to ensure that Southeastern votes client securities in the best interest of clients. The proxy voting policies and procedures set forth herein (the “Proxy Policy”) are an update to policies and procedures followed by Southeastern for many years and have been revised to comply with the terms of Rule 206(4)-6 under the Advisers Act. The Proxy Policy sets forth the general principles to be applied in voting proxies of companies held in client portfolios, and is intended for distribution to all clients for informational and disclosure purposes.

In addition, Southeastern has been granted discretionary authority to manage the assets of the separate series of Longleaf Partners Funds Trust (“Longleaf”), an open-end management investment company registered with the SEC under the Investment Company Act of 1940 (the “40 Act”). Pursuant to its discretionary authority to manage Longleaf’s assets, and under the supervision of the Longleaf Boards of Trustees, Southeastern votes proxies of companies held in Longleaf’s portfolios. Effective August 1, 2003, the Boards of Trustees of Longleaf’s three series have authorized Southeastern to vote securities in the Longleaf Partners Funds according to this updated Proxy Policy, and instructed Southeastern as Administrator of the Funds to implement for Longleaf the procedures necessary to comply with proxy rules applicable to investment companies under the 40 Act. Accordingly, Southeastern will make disclosure of Longleaf’s proxy voting record on Form N-PX, when and as required by Investment Company Act Rule 30b1-4, and will disclose in Longleaf’s public filings information regarding the proxy policies applicable to Longleaf, as required by Items 13(f), 22(b)7, and 22(c)5 of Form N-1A.

I.

INFORMATION AVAILABLE TO CLIENTS AND
LONGLEAF SHAREHOLDERS

In order to comply with Adviser’s Act Rule 206(4)-6(c), Southeastern will describe these proxy voting policies and procedures in Part II of its Form ADV, an updated copy of which will be provided to all existing private account clients and all new clients prior to their conducting business with Southeastern. Upon request, Southeastern will provide any private account client with a copy of these proxy voting policies and procedures as well as complete information on how Southeastern voted proxies of companies in the client’s portfolio.

Shareholders of the Longleaf Partners Funds may find a description of this Proxy Policy in the Funds’ Statement of Additional Information (SAI). The SAI may be obtained free of charge from the Funds’ website, www.longleafpartners.com, by calling (800) 445-9469 or on the Securities and Exchange Commission website, www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website, www.longleafpartners.com, by calling (800) 445-9469, or on the Funds’ Form N-PX available on the Securities and Exchange Commission website, www.sec.gov.

II.

STATEMENT OF GENERAL POLICIES AFFECTING PROXY VOTING

Proposal Must Benefit Shareholders.  One of the principles used by Southeastern in selecting stocks for investment is the presence of shareholder-oriented management. This is defined as management which takes actions and supports policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. As a result, all proposals submitted for shareholder approval are analyzed in light of their long-term benefit to current shareholders.

Management Must Be Responsive.  Southeastern’s portfolio management group is active in meeting with top management of portfolio companies and in discussing its views on policies or actions which could enhance shareholder value. To facilitate such discussions, Southeastern may convert a Schedule 13G filing (which is used by passive institutional investors) to a Schedule 13D filing in order to be more active in encouraging management of a company to take particular steps which could further enhance shareholder value. Whether management of a company will consider reasonable shareholder suggestions is a factor to be taken into consideration in proxy voting.

General Policies With Respect to Routine Proposals.  Under the statutes of its state of incorporation, a company usually must hold meetings of shareholders annually for the purpose of electing or re-electing directors. In addition, the Securities and Exchange Commission requires that publicly held corporations ratify the selection of the independent auditing firm each year if an annual meeting of shareholders is being held. In many situations, these two matters are the only matters submitted to shareholders for a vote at the company’s Annual Meeting of Shareholders and are therefore viewed by the investment community as being routine in nature. Southeastern’s general policy is to support the Board’s recommendations to vote in favor of these annually recurring matters, particularly where the Board has a record of supporting shareholder rights and is otherwise shareholder oriented.

Exceptions to General Policy.  In some circumstances, Southeastern may oppose the routine re-election of a Board of Directors. As a technical matter, a shareholder opposed to re-election must express such opposition by voting the proxy for purposes of establishing the presence of a quorum, but “withholding” the vote for a particular director or the entire slate of directors. Using this procedure, Southeastern may withhold the vote for re-election of the Board in circumstances such as the following:

•	A Board of Directors may have adopted policies or taken actions during the prior year which are within its discretionary authority and, as such, are not matters which must be submitted to shareholders for approval. If such policies or actions have the effect of limiting or diminishing shareholder value, Southeastern may voice its opposition to the Board’s positions by withholding the votes for re-election of the Board or any director.

•	There may be situations where top management of a company, after having discussions with Southeastern’s portfolio management group and perhaps with other institutional shareholders, may have failed or refused to adopt policies or take actions which would enhance shareholder value. Depending on the circumstances, Southeastern may also exercise its proxy voting authority by withholding an affirmative vote for re-election of the Board.

General Policies With Respect to Special Management Proposals.  In addition to election or re-election of directors and ratification of the selection of auditors, there may be additional, specific management proposals submitted to shareholders for approval. Southeastern’s general policy is to vote in favor of specific or non-recurring proposals submitted where such proposals are reasonable and appear to be in the best interest of shareholders.

Exceptions to General Policy.  There may be situations where a Board of Directors has submitted to shareholders for approval various amendments to the corporate charter or other specific proposals which have the effect of restricting shareholder rights or otherwise diminishing shareholder value. Southeastern may decide to oppose these specific proposals and, as an integral part of such opposition, may also oppose the re-election of the Board of Directors. In the alternative, Southeastern may vote against the special proposals but may vote in favor of re-election of the Board where the Board is otherwise shareholder-oriented and the special proposals do not materially harm shareholder rights.

General Policies With Respect to Shareholder Proposals.  There may be situations when a company’s proxy statement contains minority shareholder proposals, which might include eliminating staggered terms for members of boards of directors, eliminating other anti-takeover defenses, adopting cumulative voting rights, or establishing operating rules or policies which are of primary interest to special interest groups. Southeastern votes these proposals on a case-by case basis with the primary objective of supporting corporate operating policies which provide the maximum financial benefit to shareholders. In Southeastern’s opinion, if a company’s management has demonstrated that it is shareholder-oriented by adopting operating policies and procedures which are beneficial to shareholders, Southeastern may oppose minority shareholder proposals, particularly when the adoption of such proposals could inhibit normal operations or might be disruptive.

III.

DISCUSSION OF SPECIFIC CORPORATE POLICIES AND PROPOSALS

The determination as to whether a particular policy or shareholder proposal is likely to enhance or diminish shareholder wealth may be relatively clear or, in the alternative, could be subjective. Below is a list of specific issues which may be presented for a vote and how Southeastern is likely to treat such matters. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Southeastern does not vote in strict adherence to the guidelines set forth below. In addition, the discussion is not exhaustive and does not include all potential voting issues. To the extent issues are not covered by this Proxy Policy, or in situations where Southeastern does not vote as described below, Southeastern will be governed by what it considers to be in the best interests of its clients.

•	“One share, one vote.”

Explanation.  Southeastern believes that good corporate governance usually requires that all shareholders have an equal voice in electing a Board of Directors and in voting on other proposals submitted to shareholders. Southeastern generally would oppose proposals to create separate classes of shares with disproportionate voting rights which may be designed primarily to empower shareholders affiliated with existing management at the expense of non-management affiliated shareholders. Recognizing that certain corporate finance proposals may require that new shareholders receive stronger voting rights or more beneficial conversion rights in consideration for the price per share of a new offering, Southeastern would give consideration to supporting reasonable disproportionate voting or conversion rights in situations where the proposal would raise necessary capital without undue dilution of the voting or ownership rights of existing shareholders.

•	Reasonable Stock Option Plans and Reasonable Cash Incentives.

Explanation.  Southeastern believes that management of a portfolio company will tend to make decisions and support policies which enhance shareholder wealth if management is a significant owner of the company. In addition, management will tend to be shareholder oriented if a primary method of ongoing management compensation is through the granting of options for the purchase of additional shares rather than through the award of substantial cash bonuses. Recognizing that compensation derived solely from stock options could be dilutive over time, Southeastern believes that there should be an appropriate balance between stock option grants and cash compensation, and that both should be related to the achievement of overall corporate profitability. Southeastern will therefore favor the adoption or continuation of reasonable, non super-dilutive stock option plans and will support the election of directors who couple granting of stock options and annual cash compensation with improved corporate profitability.

•	Super-dilutive Stock Option Plans.

Explanation.  Stock option plans with excessively large authorizations to issue additional shares at the discretion of the Board of Directors can be harmful to existing shareholders in two respects. First, such plans may be used to increase the ownership position of current management on terms and conditions not available to non-management affiliated minority shareholders; second, such plans may be used to ward off a hostile takeover by issuing additional shares to current management on a basis which is more favorable than is available to other shareholders. The appropriate number of unissued shares allocated to a stock option plan as a percentage of outstanding shares may vary and can be discretionary, depending on the circumstances. Southeastern generally will oppose the adoption of stock option plans providing for unusually large share authorizations which appear to exceed the needs for reasonable executive compensation.

•	Reasonable Employment Contracts and “Golden Parachutes.”

Explanation.  To retain effective top management teams, a company needs to provide protection against the fear of preemptory dismissal should a hostile takeover attempt be successful. Although Southeastern generally opposes structural anti-takeover measurers, it will support a Board of Directors which enters into employment contracts for limited, rolling time periods (such as 3 years), and provides reasonable “parachutes” or termination compensation for an effective top management group.

•	Share Repurchase Programs.

Explanation.  During periods when a portfolio company’s shares are materially underpriced, the best allocation of capital may be the repurchase of shares rather than expansion of the company’s businesses or an increase in corporate dividends. Shrinkage of the company’s common capitalization can have the effect of substantially increasing shareholder wealth for those shareholders able to continue their investment. Southeastern will accordingly support Boards of Directors entering into share repurchase programs during periods when common shares are materially underpriced.

•	Cumulative Voting and Pre-emptive Rights.

Explanation.  Cumulative voting enables minority shareholders, including an investment adviser casting votes for its clients, to aggregate the number of votes available for all directors and assign these votes to a single director. Thus, some minority shareholders might own sufficient shares to be able to elect a designated representative to the Board, and thereby achieve a larger voice in the corporate management process. The presence of pre-emptive rights preserves a right of first refusal for existing shareholders to acquire newly issued shares on the same terms as the shares might be offered to a majority or control group, thereby enabling minority shareholders to maintain the same pro-rata percentage of voting control.

The charters of most corporations formed in recent years do not contain provisions for cumulative voting or pre-emptive rights. Because these provisions protect the rights of minority shareholders, Southeastern would usually oppose a proposal for elimination of such rights in situations where they presently exist.

•	“Blank Check” Preference Stock.

Explanation.  “Blank Check” preference stock allows a Board of Directors, without subsequent shareholder approval, to issue unlimited series of preference stock under terms and conditions determined wholly by the Board. Such terms and conditions may include preferential voting rights, dividends, and conversion rights which could be substantially dilutive for common shareholders. Such preference shares could also be issued by the Board to support questionable corporate financing proposals or as an anti-takeover measure. Because of the potential for dilution of common shareholders, Southeastern will generally oppose the adoption of “blank check” preference stock provisions.

•	“Greenmail” Share Repurchases.

Explanation.  Unlike normal share repurchase programs which are implemented when a company’s shares are materially underpriced, “greenmail” repurchases of outstanding shares are usually made at inflated share prices for the purpose of eliminating a potential acquirer. As a result, such “greenmail” payments usually have both the immediate and long-term effect of limiting rather than enhancing shareholder value and may interfere with natural market forces. Southeastern will generally oppose the re-election of Boards of Directors which engage in “greenmail” repurchases in circumstances which would not enhance long-term shareholder value.

•	Structural Anti-takeover Defenses.

Explanation.  In most situations, the adoption of anti-takeover defenses which become part of the corporation’s organizational structure have the effect of limiting natural market forces on the trading price of a company’s stock. Such structural or permanent provisions include the following: staggered terms for the Board of Directors, under which Board terms run for more than one year and less than all directors are elected each year; supermajority shareholder approval for merger or acquisition proposals not approved by the Board of Directors; and adoption of “poison pills” designed to damage the capital structure of either the acquiring or the acquired corporation in a non Board approved merger or takeover.

Southeastern generally will oppose the adoption of these types of structural anti-takeover defenses, and would generally favor their removal in corporate charters where they presently exist. There may be exceptions to this policy, however, if management has demonstrated that it pursues policies to create shareholder value and is otherwise shareholder-oriented.

•	Right to Call Meetings

Explanation.  Southeastern generally opposes proposals seeking to limit the ability of shareholders to call special meetings and vote on issues outside of the company’s annual meeting. Limiting the forum in which shareholders are able to vote on proposals could adversely affect shareholder value

•	Mergers, Acquisitions, Reorganizations, and other Transactions

Explanation.  Shareholders may be faced with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets, that may require shareholder consent. Voting on such proposals involves considerations unique to each transaction, so Southeastern votes such matters on a case-by-case basis.

•	Environmental, Social, and Ethical Issues

Explanation.  Southeastern recognizes the overall benefit that is provided to society in general when its portfolio companies act in a responsible manner as a good corporate steward in areas of environmental, social and ethical matters. Therefore, as a general policy, Southeastern will be supportive of and vote in favor of proposals that, in

Southeastern’s opinion, would further such causes. However, such areas can be highly subjective and can, at times, be in conflict with what we consider to be in the long-term best interests of the shareholders. Therefore, Southeastern will give due regard to such proposals and will consider these matters on a case-by-case basis.

IV.

SOUTHEASTERN’S PROXY VOTING PROCEDURES

Monitoring for Proxies and Corporate Actions.  Southeastern has implemented procedures designed to ensure that it receives the proxies and corporate actions for which it is responsible, and that these proxies and corporate actions are reconciled with the reported holdings of its clients as of the record date for voting, and then voted prior to applicable deadlines.

Regarding proxies, Southeastern has hired a third-party service provider to assist in monitoring for record and meeting dates of the holdings in Southeastern’s client portfolios. On a regular basis, Southeastern sends an updated “holdings” file to this administrator, which has undertaken to notify Southeastern of all record and meeting dates for these holdings. In addition, Southeastern maintains its own list of record and meeting dates for client holdings, as a back-up and “check” on this service provider. Upon notification of record and meeting dates, Southeastern’s Proxy Coordinator identifies all clients who hold the security as of the record date, and the number of shares held. It is the Proxy Coordinator’s job to ensure that voting decisions are made with respect to each client account and that such decisions are transmitted prior to applicable deadlines. Southeastern uses a proxy voting service to assist with implementation of Southeastern’s voting decisions for each of its client accounts.

It should be noted that if Southeastern or its clients enter into a securities lending arrangement with respect to securities in a client’s portfolio, Southeastern may not be able to vote proxies on those particular shares. In addition, with respect to foreign holdings, record and meeting dates may be announced with very little time to respond. In such circumstances, Southeastern makes its best effort to respond in a timely manner. In some foreign markets, shareholders who vote proxies are not able to sell in the company’s stock within a given period of time surrounding the meeting date. Southeastern coordinates voting such proxies with its trading activity, and in some cases may not vote such proxies where doing so would impair its trading flexibility. Southeastern may also refrain from voting where shares of a particular holding have been sold out of all client accounts prior to the meeting date. In summary, Southeastern may refrain from voting in situations where the cost of voting exceeds the expected benefit.

Regarding corporate transactions, information is available from a number of sources. Information usually comes first to the Southeastern portfolio management group and specifically to the particular co-manager or analyst primarily responsible for the portfolio holding. This information generally comes through press releases reported on electronic media services or in financial media such as The Wall Street Journal. In addition, Southeastern personnel routinely monitor news and events relating to portfolio holdings of clients, and accordingly learn of corporate actions which may require a response. Similarly, custodian banks receiving notification of corporate actions from issuers in turn notify Southeastern. Not all corporate actions require a response (such as dividend payments or stock splits), and Southeastern will not normally respond where the default action is the desired outcome. Other corporate actions which do require a response are handled directly by the Proxy Coordinator.

Decisions on Proxy Voting.  Proxy Statements issued by portfolio companies are reviewed by the investment analyst assigned responsibility for the particular portfolio company. Proxies are voted in accordance with the general policies as described in Part II above. Any internal recommendation to consider voting in a manner contrary to the recommendations of the company’s Board of Directors is presented to Southeastern’s CEO or

President for final decision before implementation. In addition, a conflict of interest review is performed with respect to each vote (see “Conflicts of Interest” below).

Attendance at Shareholders’ Meetings.  A representative of Southeastern may attend shareholders meetings where there are special or unusual issues to be presented to shareholders. If Southeastern has determined to oppose management’s position, the representative may vote the shares of its clients in person rather than using the normal proxy voting procedures to return proxies to management.

Conflicts of Interest.  Occasions may arise where Southeastern or one of its personnel could have a conflict of interest with respect to a particular proxy vote. For example, there may be occasions where Southeastern has invested client assets in a company for which Southeastern also provides investment management services, or one of Southeastern’s clients may have a material interest in the outcome of a vote. It is also possible that Southeastern’s personnel may have a personal conflict of interest with respect to a vote, such as familial relationship with company management.

Southeastern considers potential conflicts of interest with respect to each voting decision. Any individual participating in a voting decision who has a personal conflict of interest shall disclose that conflict to the Proxy Coordinator and the Proxy Conflict Committee for review, and shall otherwise remove himself or herself from the proxy voting process. In addition, personnel involved in voting decisions must consider any Southeastern conflict of interest and report such conflicts to the Proxy Coordinator and the Proxy Conflict Committee, which also separately considers conflicts of interest which may be applicable to a vote. Before the Proxy Coordinator can submit voting decisions for execution, a representative of the portfolio management team and two representatives of the Proxy Conflict Committee must initial Southeastern’s internal proxy form indicating that they are not aware of a conflict of interest.

In cases where a conflict of interest has been identified, Southeastern’s Proxy Conflict Committee will prepare a report prior to execution of a voting decision which contains the following:

•	the nature of the conflict;

•	an evaluation of the materiality of the conflict; and

•	if the conflict is material, the procedures used to address the conflict.

Three out of four members of the Proxy Conflict Committee must approve the report. Such reports will be kept pursuant to the policies set forth under “Record Retention” below.

If a conflict is material, Southeastern will attempt to disclose the conflict to affected clients, including private account clients and/or the Longleaf Partners Funds’ Boards of Trustees, and either obtain consent to vote on a given voting occasion or vote in accordance with instructions from the client and/or Longleaf Board of Trustees. Where consent has been given for Southeastern to vote, it will treat a proxy vote as it would any other and vote according to the principles stated herein, with the governing principle being what is in the best interest of the company’s shareholders. If Southeastern is not able to reach affected clients in time to obtain consent, or obtaining consent is not otherwise feasible, Southeastern may vote in accord with guidance provided by a proxy service provider independent of Southeastern.

In evaluating the materiality of a conflict, Southeastern will consider a number of factors, including:

•	whether Southeastern has been solicited by the person or entity creating the conflict;

•	whether the size of Southeastern’s business relationship with the source of the conflict is material in light of Southeastern’s total business;

•	whether Southeastern’s voting power or voting decision is material from the perspective of the source of the conflict;

•	other factors which indicate Southeastern’s voting decision has not been impaired or tainted by the conflict.

If Southeastern concludes that the conflict is not material, the conflict of interest report will state the basis for this determination, and Southeastern will vote in the manner it deems in its clients’ best interest.

Record Retention.  As required by Adviser’s Act Rule 204-2(c)(2), Southeastern maintains with respect to its clients:

•	copies of its proxy policies and procedures;

•	copies of proxy statements received regarding client securities (Southeastern will either keep a copy, rely on a copy obtained from the SEC’s EDGAR system, or will hire a third-party service provider to retain copies and provide them promptly upon request);

•	a record of each vote cast on behalf of a client (Southeastern will either retain this record itself or hire a third-party service provider to make and retain such records and provide them promptly upon request);

•	copies of documents created by Southeastern that are material to a voting decision or that memorialize the basis for the decision (including conflict of interest reports);

•	copies of each written client request for information on how Southeastern voted on behalf of a client, and a copy of Southeastern’s written response to any written or oral client request for information on how Southeastern voted its proxy.

Adopted August 1, 2003
Amended December 18, 2006
Amended December 4, 2007
Amended June 9, 2008

Investment Counsel
Southeastern Asset Management, Inc.
6410 Poplar Avenue, Suite 900
Memphis, TN 38119
(901) 761-2474

Transfer and Dividend Agent
PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581
For Information about your account,
call (800) 445-9469

Custodian
State Street Bank & Trust Company, Boston, MA

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Baltimore, MD and Boston, MA

No person has been authorized to give any further information or make any representations other than those contained in the Prospectus or this Statement of Additional Information. If given or made, such other information or representations must not be relied upon as having been authorized by the Fund, its Investment Counsel, or its Administrator. This Prospectus does not constitute an offering in any state where such an offering may not be lawfully made.

LongleafPartnersFunds ®

Managed By:
Southeastern Asset
Management, Inc.
6410 Poplar Ave.
Suite 900
Memphis, TN 38119
(800) 445-9469
www.longleafpartners.com

LONGLEAFPARTNERSFUNDS®

STATEMENT OF
ADDITIONAL INFORMATION
May 1, 2009

LONGLEAF PARTNERS FUND

LONGLEAF PARTNERS
SMALL-CAP FUND

LONGLEAF PARTNERS
INTERNATIONAL FUND

Managed by
Southeastern Asset Management, Inc.
6410 Poplar Avenue, Suite 900
Memphis, TN 38119

TELEPHONE (800) 445-9469
www.longleafpartners.com

PART C. OTHER INFORMATION

Item 23. Exhibits

(a).	Articles of Incorporation. Registrant is a Massachusetts business trust. Re-Stated Declaration of Trust; incorporated by reference from Post Effective Amendment No. 26, filed February 28, 2003.

(b).	Re-Stated By-Laws; incorporated by reference from Post Effective Amendment No. 28, filed February 28, 2005.

(c).	Instruments Defining Rights of Security Holders. Stock Certificate; Incorporated by reference from Post Effective Amendment No. 23, filed August 1, 2000 (Accession Number 0000950144-00-009321).

(d).	Investment Advisory Contracts (with Southeastern Asset Management, Inc.)

(1)	Longleaf Partners Fund and Longleaf Partners Small-Cap Fund; incorporated by reference from Post Effective Amendment No. 21, filed February 26, 1999 (Accession Number 0000950144-99-002256).

(2)	Longleaf Partners International Fund; incorporated by reference from Post-Effective Amendment No. 20, filed August 10, 1998 (Accession Number 0000950144-98-009323), and Post-Effective Amendment No. 27, filed February 27, 2004.

(3)	Investment Research and Client Services Agreement between Southeastern Asset Management, Inc. and Southeastern Asset Management International (UK) Ltd. Incorporated by reference from Post-Effective Amendment No. 31, filed February 29, 2008.

(e).	Underwriting Contracts. None; not applicable.

(f).	Bonus or Profit Sharing Contracts. None; not applicable.

(g).	Custodian Agreements. Custodian Agreement with State Street Bank and Trust Company; incorporated by reference from Post Effective Amendment No. 21, filed February 26, 1999 (Accession Number 0000950144-99-002256).

(h).	Other Material Contracts.

(1).	Fund Administration Agreement between Southeastern Asset Management, Inc. and Longleaf Partners Fund and Longleaf Partners Small-Cap Fund; incorporated by reference from Post Effective Amendment No. 21, filed February 26, 1999 (Accession Number 0000950144-99-002256).

(2).	Fund Administration Agreement between Southeastern Asset Management, Inc. and Longleaf Partners International Fund; incorporated by reference from Post Effective Amendment No. 20, filed August 10, 1998 (Accession Number 0000950144-98-009323).

(3).	Transfer Agent Agreement with PFPC Inc.; Incorporated by reference from Post Effective Amendment No. 23, filed August 1, 2000 (Accession Number 0000950144-00-009321).

(4).	Form of Shareholder Servicing Agent Agreement with National Financial Services Corp; incorporated by reference from Post Effective Amendment No. 21, filed February 26, 1999 (Accession Number 0000950144-99-002256).

(5).	Traditional IRA Disclosure Statement and Custodial Agreement; Roth IRA Disclosure Statement and Custodial Agreement. incorporated by reference from Post Effective Amendment No. 30, filed April 27, 2007 (Accession Number 0000950144-07-003909)

(6).	Simple IRA Disclosure Statement and Account Agreement. incorporated by reference from Post Effective Amendment No. 30, filed April 27, 2007 (Accession Number 0000950144-07-003909)

(7).	Accounting Services Agreement between Southeastern Asset Management, Inc. and PFPC Inc. Incorporated by reference from Post Effective Amendment No. 31, filed February 29, 2008.

(i).	Legal Opinion. Filed herewith.

(j).	Other Opinions or Consents. Consent of PricewaterhouseCoopers LLP; Filed herewith.

(k).	Omitted Financial Statements. None.

(1).	Initial Capital Agreements. None.

(m).	Rule 12b-1 Plan. None.

(n).	Financial Data Schedule; not applicable.

(o)	Rule 18f-3 Plan. Not applicable; none.

(p).	Code of Ethics; Filed herewith.

(q).	Resolution Regarding Authorized Signatures of O. Mason Hawkins, Julie M. Douglas, and Andrew R. McCarroll. Filed herewith.

LONGLEAF PARTNERS FUNDS TRUST

Post-Effective Amendment No. 33

Item 24 Persons Under Common Control With Registrant

Longleaf Partners Funds Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company, now has three series — Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund, all of which are non-diversified open-end management investment companies. Each series has a separate Board of Trustees composed of the same individuals. Six of the eight Trustees are classified as Trustees who are not “interested” as defined by Sec. 2 (a)(19) of the Investment Company Act of 1940. Each series is controlled by its particular Board of Trustees, and each series has entered into an Investment Counsel Agreement and a Fund Administration Agreement with Southeastern Asset Management, Inc., an investment adviser registered under the Investment Advisers Act of 1940. Each series is treated for accounting purposes as a separate entity, and each series has separate financial statements.

Item 25 Indemnification

     Section 4.8 of the By-Laws of the Registrant provides as follows:

     “Section 4.8. Indemnification of Trustees, Officers, Employees and Agents. (a) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Trustee, officer, employee, or agent of the Trust. The indemnification shall be against expenses, including attorneys’ fees, judgements, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     (b)  The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust to obtain a judgment or decree in its favor by reason of the fact that he is or was a Trustee, officer, employee, or agent of the Trust. The indemnification shall be against expenses, including attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue, or matter as to which the person has been adjudged to be

LONGLEAF PARTNERS FUNDS TRUST

Post-Effective Amendment No. 33

liable for negligence or misconduct in the performance of his duty to the Trust, except to the extent that the court in which the action or suit was brought, or a court of equity in the county in which the Trust has its principal office, determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for these expenses which the court shall deem proper, provided such Trustee, officer, employee or agent is not adjudged to be liable by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     (c)  To the extent that a Trustee, officer, employee, or agent of the Trust has been successful on the merits or otherwise in defense of any action suit or proceeding referred to in subsection (a) or (b) or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection therewith.

     (d)  (1) Unless a court orders otherwise, any indemnification under subsections (a) or (b) of this section may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) or (b).

(2)	The determination shall be made:

(i)	By the Trustees, by a majority vote of a quorum which consists of Trustees who were not parties to the action, suit or proceeding; or

(ii)	If the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion; or

(iii)	By the Shareholders.

(3)	Notwithstanding any provision of this Section 4.8, no person shall be entitled to indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as described in Section 17(h) and (i) of the Investment Company Act of 1940 (“disabling Conduct”). A person shall be deemed not liable by reason by disabling conduct if, either:

(i)	A final decision on the merits is made by a court or other body before whom the proceeding

LONGLEAF PARTNERS FUNDS TRUST

Post-Effective Amendment No. 33

was brought that the person to be indemnified (“indemnitee”) was not liable by reason of disabling conduct; or

(ii)	In the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, is made by either-

(A)	A majority of a quorum of Trustees who are neither “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding, or

(B)	an independent legal counsel in a written opinion.

     (e)  Expenses, including attorneys’ fees, incurred by a Trustee, officer, employee or agent of the Trust in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition thereof if:

(1)	Authorized in the specific case by the Trustees; and

(2)	The Trust receives an undertaking by or on behalf of the Trustee, officer, employee or agent of the Trust to repay the advance if it is not ultimately determined that such person is entitled to be indemnified by the Trust; and

(3)	either,

(i)	such person provides a security for his undertaking, or

(ii)	the Trust is insured against losses by reason of any lawful advances, or

(iii)	a determination, based on a review of readily available facts, that there is reason to believe that such person ultimately will be found entitled to indemnification, is made by either-

(A)	a majority of a quorum which consists of Trustees who are neither “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding, or

(B)	an independent legal counsel in a written opinion.

     (f)  The indemnification provided by this Section shall not

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Post-Effective Amendment No. 33

be deemed exclusive of any other rights to which a person may be entitled under any by-law, agreement, vote of Shareholders or disinterested trustees or otherwise, both as to action in his official capacity and as to action in another capacity while holding the office, and shall continue as to a person who has ceased to be a Trustee, officer, employee, or agent and inure to the benefit of the heirs, executors and administrators of such person; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable with respect to any claim for indemnity or reimbursement or otherwise.

     (g)  The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Trust, against any lability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, in no event will the Trust purchase insurance to indemnify any officer or Trustee against liability for any act for which the Trust itself is not permitted to indemnify him.

     (h)  Nothing contained in this Section shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.”

     Paragraph 9 of the Investment Counsel Agreement, provides that, except as may otherwise be required by the Investment Company Act of 1940 or the rules thereunder, neither the Investment Counsel nor its stockholders, officers, directors, employees, or agents shall be subject to any liability incurred in connection with any act or omission connected with or arising out of any services rendered under the Agreement, including any mistake of judgment, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement. Similar provisions are contained in Paragraph 1.04(d) of the Fund Administration Agreement. Reference is made to such agreements for the full text.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant

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Post-Effective Amendment No. 33

of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed by the Act and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that is will apply the indemnification provisions of its By-Laws in a manner consistent with Investment Company Act Release No. 11330 so long as the interpretation of Section 17(h) and 17(i) therein remains in effect.

Item 26 Business and Other Connections of Investment Counsel

     Southeastern Asset Management, Inc., a corporation organized under the laws of the State of Tennessee, offers investment advisory services to corporations, endowment funds, retirement and pension plans and individual investors.

     The following individuals are Trustees of the Registrant who are employed by Southeastern Asset Management, Inc.:

Name of Company,
Name and position	Principal Business
With Registrant	and Address

O. Mason Hawkins, CFA	1975-Present;
Trustee and Co-Portfolio	Southeastern Asset
Manager	Management, Inc.;
Chairman of the Board and CEO

     The following individuals are officers of Southeastern Asset Management Inc. who have responsibilities for investment company operations:

Capacity with
Investment Counsel

G. Staley Cates	1994 — Present;
Co-Portfolio Manager of Partners, Small-Cap and International Funds, President	Vice President (1985-94) Southeastern Asset Management, Inc.

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Post-Effective Amendment No. 33

Name of Company,
Capacity with	Principal Business
Investment Counsel	and Address

E. Andrew McDermott, III	1998 — Present;
Co-Portfolio Manager	Southeastern Asset Management, Inc.
of International Fund,	2007 — Present
Vice President-Investments	Southeastern Asset Management International (UK) Ltd.

Frank N. Stanley, CFA	1985 — Present;
Vice President — Investments	Southeastern Asset Management, Inc.

Jason E. Dunn	1997 — Present;
Vice President — Investments	Southeastern Asset Management, Inc.

Julie M. Douglas, CPA Vice President; Chief Financial Officer-Mutual Funds	1989 — Present; Southeastern Asset Management, Inc.

Lee B. Harper Vice President-Marketing	1993 — Present Southeastern Asset Management, Inc.

Deborah L. Craddock	1987 — Present;
Vice President and Head Trader	Southeastern Asset Management, Inc.

Andrew R. McCarroll,	2003 — Present; Vice President and Assistant
Vice President and General Counsel	General Counsel (1998-2002);
Southeastern Asset Management, Inc.

Michael J. Wittke Vice President, Legal Counsel and CCO	2005 — Present; Associate Legal Counsel (2002-2004); Southeastern Asset Management, Inc. 1996-2002, PricewaterhouseCoopers, LLP

Richard Hussey	2006 — Present; Chief Information Officer (1999-2006)
Vice President and Chief Operating Officer	Southeastern Asset Management, Inc.

     The address of Southeastern Asset Management, Inc. is 6410 Poplar Avenue Suite 900; Memphis, TN 38119.

     The address of Southeastern Asset Management International (UK) Ltd. is 37 Upper Brook Street, London, UK, W1K7QL.

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Item 27 Principal Underwriters

(a)	None. Each series is a no-load, open-end management investment company selling shares directly to the public.

(b)	Not Applicable.

(c)	Not Applicable.

ITEM 28 Location of Accounts and Records

     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 (other than those required to be maintained by the custodian and transfer agent) are maintained in the physical possession of Registrant’s Fund Administrator, Southeastern Asset Management, Inc., Suite 900, 6410 Poplar Avenue; Memphis, TN 38119. Transfer Agent records are maintained in the possession of PNC Global Investment Servicing., 4400 Computer Drive, Westborough, MA 01581.

ITEM 29 Management Services

     Not applicable. (See section in the Prospectus entitled “Fund Administrator”).

ITEM 30 Undertakings

     (a)  Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section, including an annual updating of the registration statement within four months of the end of each fiscal year, containing audited financial statements for the most recent fiscal year.

SIGNATURES*

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Longleaf Partners Funds Trust, a Massachusetts business trust (the Master Trust) now having three series or portfolios, Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund, hereby certifies that it meets all the requirements for effectiveness under Rule
485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 33 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis and State of Tennessee, on the 30th day of April, 2009.

LONGLEAF PARTNERS FUNDS TRUST (THE MASTER TRUST)
LONGLEAF PARTNERS FUND
LONGLEAF PARTNERS SMALL-CAP FUND
LONGLEAF PARTNERS INTERNATIONAL FUND

By	/s/ O. Mason Hawkins
O. Mason Hawkins
Chairman and CEO
Southeastern Asset Management, Inc.
Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

By	/s/ Julie M. Douglas
Julie M. Douglas
CFO-Mutual Funds
Southeastern Asset Management, Inc.
Functioning as principal financial and accounting officer under agreements with Longleaf Partners Funds Trust and its separate series

By	/s/ Andrew R. McCarroll
Andrew R. McCarroll
VP and General Counsel
Southeastern Asset Management, Inc.
Functioning as principal legal officer under agreements with Longleaf Partners Funds Trust and its separate series

LONGLEAF PARTNERS FUNDS TRUST

Post-Effective Amendment No. 33

SIGNATURES (Continued)*

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 33 to the Registration Statement of Longleaf Partners Funds Trust on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

INTERESTED TRUSTEES

/s/ O. Mason Hawkins O. Mason Hawkins	Trustee	April 30, 2009

/s/ Margaret H. Child Margaret H. Child	Trustee	April 30, 2009

NON-INTERESTED TRUSTEES

/s/ Chadwick H. Carpenter, Jr. Chadwick H. Carpenter, Jr.	Trustee	April 30, 2009

/s/ Daniel W. Connell, Jr. Daniel W. Connell, Jr.	Trustee	April 30, 2009

/s/ Rex M. Deloach Rex M. Deloach	Trustee	April 30, 2009

/s/ Steven N. Melnyk Steven N. Melnyk	Trustee	April 30, 2009

/s/ C. Barham Ray C. Barham Ray	Trustee	April 30, 2009

/s/ Perry C. Steger Perry C. Steger	Chairman of the Board	April 30, 2009

(*) As of the date of execution of this Post-Effective Amendment No. 33, the Board of Trustees of each Series consists of eight individuals, as shown above. Each Trustee is a Trustee of each Series, and each is signing this Post-Effective Amendment on behalf of each such Series.

NOTICE

A Copy of the Declaration of Trust of Longleaf Partners Funds Trust (“the Registrant”) is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by the above Trustees or officers of the Registrant in their capacities as Trustees or as officers and not individually, and any obligations arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but instead are binding only upon the assets and property of the Registrant.